February 1, 2026, as revised July 30, 2026 Prospectus
RAAX | Real Assets ETF
Principal U.S. Listing Exchange for the Fund: NYSE Arca, Inc.
The U.S. Securities and Exchange Commission and the Commodity Futures Trading Commission have not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.
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VANECK® REAL ASSETS ETF
SUMMARY INFORMATION
INVESTMENT OBJECTIVE
The investment objective of VanEck® Real Assets ETF (the “Fund”) is long-term total return. In pursuing long-term total return, the Fund seeks to maximize “real returns” (as defined below) while seeking to reduce downside risk during sustained market declines.
FUND FEES AND EXPENSES
The following tables describe the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.50%
Other Expenses	0.09%
Acquired Fund Fees and Expenses(a)(b)	0.12%
Total Annual Fund Operating Expenses(c)	0.71%
Fee Waivers and Expense Reimbursement(c)	-0.16%
Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursement(c)	0.55%
(a)“Acquired Fund Fees and Expenses” have been restated to reflect current fees.
(b)“Acquired Fund Fees and Expenses” include fees and expenses incurred indirectly by the Fund as a result of investments in other investment companies, including funds which invest exclusively in money market instruments. Because acquired fund fees and expenses are not borne directly by the Fund, they will not be reflected in the expense information in the Fund’s financial statements and the information presented in the table will differ from that presented in the Fund’s financial highlights included in this Prospectus and on the Fund’s filing on form N-CSR. Acquired fund fees and expenses include fees and expenses associated with investments in investment companies managed by Van Eck Absolute Return Advisers Corporation (the “Adviser”) or its affiliates; the Adviser has agreed to waive the management fee it charges to the Fund by any amount the Adviser or its affiliates collect as a management fee from such investment company. Such waivers are included in “Fee Waivers and Expense Reimbursement” above.
(c)The Adviser has agreed to waive fees and/or reimburse Fund expenses (inclusive of any Subsidiary expenses) to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, trading expenses, taxes and extraordinary expenses of the Fund) from exceeding 0.55% of the Fund’s average daily net assets per year until at least February 1, 2028. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.
EXPENSE EXAMPLE
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell or hold all of your Shares at the end of those periods. The example also assumes that your investment has a 5% annual return and that the Fund’s operating expenses remain the same (except that the example incorporates the fee waivers and/or expense reimbursement arrangement for only the first year). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Year	Expenses
1	$56
3	$211
5	$379
10	$867

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PORTFOLIO TURNOVER
The Fund will pay transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 11% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
The Fund is an actively managed exchange-traded fund (“ETF”) that seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its total assets in equity securities and exchange traded products that provide exposure to real assets. For purposes of this policy, the term “assets” means net assets plus the amount of any borrowings for investment purposes. This is expected to be accomplished through investment in domestic and foreign equity and debt securities, master limited partnerships (“MLPs”), and commodities, including ETFs and non-Investment Company Act of 1940 commodity pools or commodity trusts and exchange traded notes (“ETNs”) (collectively, “ETPs”). Real assets include commodities (such as gold), real estate, natural resources and infrastructure, as well as companies that own, operate, or derive a significant portion of their value from real assets or the production thereof. The investments held by the ETPs may include physical assets and equity securities of companies of any market capitalization, debt securities of any credit quality (including high-yield (or “junk”) securities), duration and maturity and emerging market securities. The Fund seeks to maximize “real returns” while seeking to reduce downside risk during sustained market declines. “Real returns” are defined as total returns adjusted for the effects of inflation.
The Adviser uses a proprietary quantitatively driven investment process that considers various inputs to guide asset allocation decisions and select real asset investments. The process uses various quantitative indicators to generate allocation signals among real asset investments. These signals are used as an input to guide which investments to allocate to.
The indicators used in the investment process may include, but are not limited to, equity price trends, commodity price trends, volatility (the measure of variation of returns for a given security or market index), and asset price correlations. The Adviser anticipates that the quantitatively based investment process will evolve over time and may incorporate additional indicators and/or remove or modify existing indicators. The Adviser may adjust the Fund's portfolio allocations, as needed, in response to the signal changes generated from the investment process. The Fund may engage in active and frequent trading of portfolio securities.
The Fund will invest in certain ETPs through the Subsidiary, an exempted limited company organized under the laws of the Cayman Islands. The Subsidiary is wholly owned and controlled by the Fund and is advised by the Adviser. The Fund’s investment in the Subsidiary will generally not exceed 25% of the value of the Fund’s total assets at each quarter-end of the Fund's fiscal year. The Fund's investment in the Subsidiary, via the Subsidiary’s investment in ETPs, generally provides the Fund with exposure to commodities and futures and derivatives of commodities (“Commodities Instruments”) within the limits of the federal tax laws, which limit the ability of investment companies like the Fund to invest directly in such instruments. The Subsidiary has the same investment objective as the Fund and will follow the same general investment policies and restrictions except that, unlike the Fund, it may invest, via its investment in ETPs, without limit in Commodities Instruments.
Except as noted, for purposes of this Prospectus, references to the Fund’s investment strategies and risks include those of its Subsidiary. The Fund complies with the provisions of the Investment Company Act of 1940, governing investment policies (Section 8) and capital structure and leverage (Section 18) on an aggregate basis with the Subsidiary. The Subsidiary will comply with the Investment Company Act of 1940 provisions governing affiliate transactions and custody of assets.
PRINCIPAL RISKS OF INVESTING IN THE FUND
Investors in the Fund should be willing to accept a high degree of volatility in the price of the Fund’s Shares and the possibility of significant losses. An investment in the Fund involves a substantial degree of risk. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Therefore, you should consider carefully the following risks before investing in the Fund, each of which could significantly and adversely affect the value of an investment in the Fund.
Fund of Funds Risk. The performance of the Fund may be dependent on the performance of the underlying funds. The Fund may be subject to the risks of the underlying funds’ investments. The Fund will pay indirectly a proportional share of the fees and expenses of the underlying funds in which it invests, including their investment advisory and administration fees, while continuing to pay its own management fee. As a result, the Fund’s shareholders may indirectly bear the expenses of the underlying funds, absorbing duplicative levels of fees.
Affiliated Fund Risk. In managing the Fund, the Adviser has the ability to select underlying funds which it believes will achieve the Fund’s investment objective. The Adviser may be subject to potential conflicts of interest in selecting underlying funds because the Adviser may, due to its own financial interest or other business considerations, have an incentive to invest in funds managed by the Adviser or its affiliates rather than investing in funds managed or sponsored by others.
U.S. Treasury Securities Risk. Direct obligations of the U.S. Treasury have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary.

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Subsidiary Investment Risk. Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary are organized, respectively, could result in the inability of the Fund to operate as intended and could negatively affect the Fund and its shareholders. The Subsidiary is not registered under the Investment Company Act of 1940 and is not subject to the investor protections of the Investment Company Act of 1940. Thus, the Fund, as an investor in the Subsidiary, will not have all the protections offered to investors in registered investment companies.
Commodity Regulatory Risk.  Changes in the laws or regulations of the United States or the Cayman Islands, including any changes to applicable tax laws and regulations, could impair the ability of the Fund to achieve its investment objective and could increase the operating expenses of the Fund or the Subsidiary. Based on the Fund’s and the Subsidiary’s current investment strategies, the Fund and the Subsidiary are each a “commodity pool” and the Adviser is considered a commodity pool operator with respect to the Fund and the Subsidiary under the Commodity Exchange Act. Accordingly, the Fund and the Adviser are subject to dual regulation by the Commodity Futures Trading Commission (“CFTC”) and the Securities and Exchange Commission. Compliance with both sets of regulations expose the Fund and the Adviser to increased risk of non-compliance and could increase the Fund’s expenses, adversely affecting the Fund’s total return.
Tax Risk (with respect to investments in the Subsidiary). The Fund must derive at least 90% of its gross income from certain qualifying sources of income in order to qualify as a regulated investment company under the Internal Revenue Code of 1986. The Internal Revenue Service issued a revenue ruling in December 2005, which concluded that income and gains from certain commodity-linked derivatives are not qualifying income under Subchapter M of the Internal Revenue Code of 1986. As a result, the Fund’s ability to invest directly in commodity-linked futures contracts or swaps or in certain exchange-traded trusts that hold commodities as part of its investment strategy is limited by the requirement that it receive no more than ten percent (10%) of its gross income from such investments. The Fund expects to invest its assets in the Subsidiary, consistent with applicable law and the advice of counsel, in a manner that should permit the Fund to treat income allocable from the Subsidiary as qualifying income. The U.S. Department of the Treasury has issued regulations that treat a fund’s income inclusion with respect to an investment in a non-U.S. company generating investment income as qualifying income if there is a current-year distribution out of the earnings and profits of the non-U.S. company that are attributable to such income inclusion or if the income from the Subsidiary is related to the Fund's business of investing. The Fund intends to treat its income from the Subsidiary as qualifying income. There can be no assurance that the Internal Revenue Service will not change its position with respect to some or all of these issues or if the Internal Revenue Service did so, that a court would not sustain the Internal Revenue Service’s position. Furthermore, the tax treatment of the Fund’s investments in the Subsidiary may be adversely affected by future legislation, court decisions, future Internal Revenue Service guidance or Treasury regulations.
Real Assets Risk. The Fund may be subject to the following risks as a result of its investments in real assets:
Commodities Risk. Commodities include, among other things, energy products, agricultural products, industrial metals, precious metals and livestock. The commodities markets may fluctuate widely based on a variety of factors, including overall market movements, economic events and policies, changes in interest rates or inflation rates, changes in monetary and exchange control programs, war, acts of terrorism, natural disasters and technological developments. Variables such as disease, drought, floods, weather, trade, embargoes, tariffs and other political events, in particular, may have a larger impact on commodity prices than on traditional securities. These additional variables may create additional investment risks that subject the Fund’s investments in commodities to greater volatility than investments in traditional securities. The prices of commodities can also fluctuate widely due to supply and demand disruptions in major producing or consuming regions. Because certain commodities may be produced in a limited number of countries and may be controlled by a small number of producers, political, economic and supply-related events in such countries could have a disproportionate impact on the prices of such commodities. These factors may affect the value of an investment in varying ways, and different factors may cause the value and the volatility of an investment to move in inconsistent directions at inconsistent rates.
Risk of Investing in Gold. Investments related to gold are considered speculative and are affected by a variety of factors. The price of gold may fluctuate substantially over short periods of time and may be more volatile than other types of investments. Fluctuation in the price of gold may be due to a number of factors, including changes in inflation and changes in industrial and commercial demand for metals. Additionally, increased environmental or labor costs may depress the value of gold investments. In times of significant inflation or great economic uncertainty, gold and other precious metals may outperform traditional investments such as bonds and stocks. However, in times of stable economic growth, traditional equity and debt investments could offer greater appreciation potential and the value of gold may be adversely affected, which could in turn affect the returns of an investment in gold.
Natural Resources Companies Risk. The Fund may be sensitive to, and its performance may depend to a greater extent on, the overall condition of the natural resources sector. Investments in natural resources and natural resources companies, which include companies engaged in agriculture, alternatives (e.g., water and alternative energy), energy, forest products and base, industrial and precious metals, can be significantly affected by events relating to these industries, including international political and economic developments, embargoes, tariffs, inflation, weather and natural disasters, livestock diseases, limits on exploration, rapid changes in the supply and demand for natural resources and other factors. The Fund’s investments may experience substantial price fluctuations as a result of these factors and may move independently of the trends of other operating companies. Companies engaged in the industries listed above may be adversely affected by changes in government policies and regulations, technological advances and/or obsolescence,

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environmental damage claims, energy conservation efforts, the success of exploration projects, limitations on the liquidity of certain natural resources and commodities and competition from new market entrants. Changes in general economic conditions, including commodity price volatility, changes in exchange rates, imposition of import controls, rising interest rates, prices of raw materials and other commodities, depletion of resources and labor relations, could adversely affect the Fund’s investments.
Risk of Investing in MLPs. MLP units may trade infrequently and in limited volume. Investments in MLPs could also expose the Fund or an ETP in which the Fund invests to volatility risk because units of MLPs may be subject to more abrupt or erratic price movements than securities of larger or more broadly based companies. Holders of MLP units are subject to certain risks inherent in the structure of MLPs, including (i) tax risks, (ii) the limited ability to elect or remove management or the general partner or managing member, (iii) limited voting rights, (iv) conflicts of interest between the general partner or managing member and its affiliates and the limited partners or members, (v) dilution risks and risks related to the general partner’s right to require unit-holders to sell their common units at an undesirable time or price, resulting from regulatory changes or other reasons and (vi) cash flow risks. Holders of units of MLPs have more limited control rights and limited rights to vote on matters affecting the MLP as compared to holders of stock of a corporation. For example, MLP unit holders may not elect the general partner or the directors of the general partner and the MLP unit holders have limited ability to remove an MLP’s general partner. MLPs are controlled by their general partners, which generally have conflicts of interest and limited fiduciary duties to the MLP, which may permit the general partner to favor its own interests over the MLPs. The amount of cash that each individual MLP can distribute to its partners will depend on the amount of cash it generates from operations, which will vary from quarter to quarter depending on factors affecting the particular business lines of the MLP. Available cash will also depend on the MLP's level of operating costs (including incentive distributions to the general partner), level of capital expenditures, debt service requirements, acquisition costs (if any), fluctuations in working capital needs and other factors.
Some MLPs may be treated as “passive foreign investment companies” or “controlled foreign corporations” or corporations for U.S. federal income tax purposes. The manner and extent of the Fund’s or an ETP’s investments in MLPs may be limited by its intention to qualify as a regulated investment company under the Internal Revenue Code of 1986 (which would increase the risk of tracking error), and any such investments by the Fund or the ETP may adversely affect the ability of the Fund or the ETP to so qualify. If any of the MLPs owned by the Fund or an ETP were treated as entities other than partnerships for U.S. federal income tax purposes, it could result in a reduction of the value of an investment in the Fund or the ETP.
Real Estate Sector Risk. Companies in the real estate sector include companies that invest in real estate, such as real estate investment trusts and real estate management and development companies. Companies that invest in real estate are subject to the risks of owning real estate directly as well as to risks that relate specifically to the way that such companies operate, including management risk (such companies are dependent upon the management skills of a few key individuals and may have limited financial resources). Adverse economic, business or political developments affecting real estate could have a major effect on the value of the Fund’s investments. Investing in real estate is subject to such risks as decreases in real estate values, overbuilding, increased competition and other risks related to local or general economic conditions, increases in operating costs and property taxes, changes in zoning laws, casualty or condemnation losses, possible environmental liabilities, regulatory limitations on rent, possible lack of availability of mortgage financing, market saturation, fluctuations in rental income and the value of underlying properties and extended vacancies of properties. Certain real estate securities have a relatively small market capitalization, which may tend to increase the volatility of the market price of these securities. Real estate securities have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. Real estate securities are also subject to heavy cash flow dependency and defaults by borrowers or tenants.
Infrastructure Risk. Infrastructure-related companies are subject to a variety of factors that may adversely affect their business or operations, including high interest costs, costs associated with compliance with and changes in environmental and other regulations, difficulty in raising capital, increased competition, and uncertainty concerning the availability of fuel at reasonable prices. Infrastructure-related securities may be issued by companies that are highly leveraged, less creditworthy or financially distressed. These investments are considered to be speculative and are subject to greater risk of loss, greater sensitivity to interest rate and economic changes, valuation difficulties, and potential illiquidity.
Equity Securities Risk. The value of the equity securities, including those held by an ETP, may fall due to general market and economic conditions, perceptions regarding the markets in which the issuers of securities participate, or factors relating to specific issuers. Equity securities are subordinated to preferred securities and debt in a company’s capital structure with respect to priority in right to a share of corporate income, and therefore will be subject to greater dividend risk than preferred securities or debt instruments. In addition, while broad market measures of equity securities have historically generated higher average returns than fixed income securities, equity securities have generally also experienced significantly more volatility in those returns, although under certain market conditions fixed income securities may have comparable or greater price volatility.
Small- and Medium-Capitalization Companies Risk. Small- and medium-capitalization companies may be more volatile and more likely than large-capitalization companies to have narrower product lines, fewer financial resources, less management depth and experience and less competitive strength. In addition, these companies often have greater price

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volatility, lower trading volume and less liquidity than larger, more established companies. Returns on investments in securities of small-capitalization and medium-capitalization companies could trail the returns on investments in securities of large-capitalization companies.
Foreign Securities Risk. Investments in the securities of foreign issuers involve risks beyond those associated with investments in U.S. securities. These additional risks include greater market volatility, the availability of less reliable financial information, less stringent investor protections and disclosure standards, higher transactional and custody costs, taxation by foreign governments, decreased market liquidity and political instability. Because certain foreign securities markets may be limited in size, the activity of large traders may have an undue influence on the prices of securities that trade in such markets. The Fund may have exposure to issuers located in countries whose economies are heavily dependent upon trading with key partners. Any reduction in this trading may have an adverse impact on the Fund’s investments.
Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments (including regional and global, military or other conflicts), the imposition of economic sanctions against a particular country or countries, organizations, companies, entities and/or individuals, changes in international trading patterns, trade barriers (including tariffs) and other protectionist or retaliatory measures. Investments in foreign markets may also be adversely affected by governmental interventions or other actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. The cost of investing in foreign securities, including brokerage commissions and custodial expenses, can be higher than the cost of investing in domestic securities. Foreign market trading hours, clearance and settlement procedures, and holiday schedules may limit the Fund’s or an ETP's ability to buy and sell securities.
Emerging Market Issuers Risk. Investments in securities of emerging market issuers are exposed to a number of risks that may make these investments volatile in price or difficult to trade. Emerging markets are more likely than developed markets to experience problems with the clearing and settling of trades, as well as the holding of securities by local banks, agents and depositories. Political risks may include unstable governments, expropriation, nationalization and/or confiscation of asset or property, restrictions on foreign ownership, laws that prevent investors from getting their money out of a country and legal systems that do not protect property rights as well as the laws of the United States. Market risks may include economies that concentrate in only a few industries, securities issues that are held by only a few investors, liquidity issues and limited trading capacity in local exchanges and the possibility that markets or issues may be manipulated by foreign nationals who have inside information. The frequency, availability and quality of financial information about investments in emerging markets varies. The Fund has limited rights and few practical remedies in emerging markets and the ability of U.S. authorities to bring enforcement actions in emerging markets may be limited.
Foreign Currency Risk. Because all or a portion of the income received by the Fund or an ETP in which the Fund invests from its foreign investments and/or the revenues received by the underlying foreign issuer will generally be denominated in foreign currencies, the Fund or an ETP’s exposure to foreign currencies and changes in the value of foreign currencies versus the U.S. dollar may result in reduced returns for the Fund or the ETP, and the value of certain foreign currencies may be subject to a high degree of fluctuation. Moreover, the Fund or an ETP may incur costs in connection with conversions between U.S. dollars and foreign currencies.
Credit Risk. Debt securities are subject to credit risk. Credit risk refers to the possibility that the issuer or guarantor of a security will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt or to otherwise honor its obligations and/or default completely. There is a possibility that the credit rating of a debt security may be downgraded after purchase or the perception of an issuer’s creditworthiness may decline, which may adversely affect the value of the security.
Interest Rate Risk. Debt securities, such as bonds, are subject to interest rate risk. Interest rate risk refers to fluctuations in the value of a debt security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most debt securities go down. When the general level of interest rates goes down, the prices of most debt securities go up, but the yield or income from new issuances of debt securities generally decreases. Fluctuations in interest rates may also affect the liquidity of and income generated by debt securities held by the ETP. A low interest rate environment increases the risk associated with rising interest rates, including the potential for periods of volatility and increased redemptions. In addition, debt securities with longer durations tend to be more sensitive to interest rate changes, usually making them more volatile than debt securities with shorter durations. Factors including central bank monetary policy, rising inflation rates, and changes in general economic conditions may cause interest rates to rise, which could cause the value of the ETP’s investments to decline. Governmental authorities and regulators may enact significant fiscal and monetary policy changes, including providing direct capital infusions into companies, creating new monetary programs and lowering interest rates. These actions present heightened risks to debt instruments, and such risks could increase if these actions are unexpectedly or suddenly reversed or are ineffective in achieving their desired outcomes.
Call Risk. An ETP may invest in callable debt securities. If interest rates fall, issuers of callable securities may “call” (or prepay) their debt securities before their maturity date. If the issuer exercises a call during or following a period of

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declining interest rates, the ETP is likely to have to replace the called security with a lower yielding or riskier security, decreasing the ETP’s net investment income.
Concentration Risk. Certain equity security or ETP investments by the Fund may be concentrated in a particular sector or sectors or industry or group of industries. To the extent that the Fund’s assets are concentrated in a particular sector or sectors or industry or group of industries, the Fund will be subject to the risk that economic, political or other conditions that have a negative effect on those sectors and/or industry or groups of industries may negatively impact the Fund to a greater extent than if the Fund’s assets were invested in a wider variety of sectors or industries.
Derivatives Risk. The use of derivatives, including Commodities Instruments, presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying security, commodity, asset, index or reference rate. Derivative strategies often involve leverage, which may exaggerate a loss, potentially causing the Fund or an ETP to lose more money than it would have lost had it invested in the underlying security. Also, a liquid secondary market may not always exist for the Fund’s or an ETP’s derivative positions at times when the Fund or ETP might wish to terminate or sell such positions. Over the counter instruments may be illiquid, and transactions in derivatives traded in the over-the-counter market are subject to counterparty risk. The Fund or an ETP may also face the risk that it may not be able to meet margin and payment requirements and maintain a derivatives position. The use of derivatives by the Fund or an ETP may increase the amount and affect the timing and character of taxes payable by shareholders of the Fund or the ETP (like the Fund), respectively.
Under Rule 18f-4 (the “derivatives rule”), funds need to trade derivatives and other transactions that create future fund payment or delivery obligations subject to a value-at-risk (“VaR”) leverage limit, and certain derivatives risk management program and reporting requirements. Generally, these requirements apply unless a fund qualifies as a “limited derivatives user,” as defined in the derivatives rule. Under the derivatives rule, when a fund trades reverse repurchase agreements or similar financing transactions, including certain tender option bonds, it needs to aggregate the amount of indebtedness associated with the reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness when calculating the fund’s asset coverage ratio or treat all such transactions as derivatives transactions. Reverse repurchase agreements or similar financing transactions aggregated with other indebtedness do not need to be included in the calculation of whether a fund is a limited derivatives user, but for funds subject to the VaR testing, reverse repurchase agreements and similar financing transactions must be included for purposes of such testing whether treated as derivatives transactions or not. The Securities and Exchange Commission also provided guidance in connection with the derivatives rule regarding use of securities lending collateral that may limit a fund's securities lending activities. In addition, under the derivatives rule, the Fund is permitted to invest in a security on a when-issued or forward-settling basis, or with a non-standard settlement cycle, and the transaction will be deemed not to involve a senior security under the Investment Company Act of 1940, provided that (i) the Fund intends to physically settle the transaction and (ii) the transaction will settle within 35 days of its trade date (the “Delayed-Settlement Securities Provision”). The Fund may otherwise engage in such transactions that do not meet the conditions of the Delayed-Settlement Securities Provision so long as the Fund treats any such transaction as a “derivatives transaction” for purposes of compliance with the derivatives rule. Furthermore, under the derivatives rule, the Fund will be permitted to enter into an unfunded commitment agreement, and such unfunded commitment agreement will not be subject to the asset coverage requirements under the Investment Company Act of 1940, if the Fund reasonably believes, at the time it enters into such agreement, that it will have sufficient cash and cash equivalents to meet its obligations with respect to all such agreements as they come due.
Derivatives are also subject to operational and legal risks. Operational risk generally refers to risk related to potential operational issues, including documentation issues, settlement issues, system failures, inadequate controls, and human errors. Legal risk generally refers to insufficient documentation, insufficient capacity or authority of counterparty, or legality or enforceability of a contract.
Liquidity Risk Related to Commodities Instruments. The Subsidiary invests in ETPs that invest in Commodities Instruments, which may be less liquid than other types of investments. The illiquidity of Commodities Instruments could have a negative effect on the Fund’s ability to achieve its investment objective and may result in losses to Fund shareholders. In stressed market conditions, the liquidity of the Fund’s shares may begin to mirror those of the underlying portfolio holdings, which can be significantly less liquid than the Fund’s shares.
Gap Risk. The Fund and the Subsidiary are subject to the risk that a commodity price will fluctuate even during periods when there is no trading. Usually, such movements occur when there are adverse news announcements, which can cause a commodity price to drop substantially from the previous day’s closing price.
Cash Transactions Risk. Unlike other ETFs, the Fund expects to effect its creations and redemptions at least partially for cash, rather than wholly for in-kind securities. Therefore, it may be required to sell portfolio securities and subsequently incur brokerage costs and/or recognize gains or losses on such sales that the Fund might not have recognized if it were to distribute portfolio securities in kind. As such, investments in Shares may be less tax-efficient than an investment in a conventional ETF. Transaction costs, including brokerage costs, will decrease the Fund’s net asset value to the extent not offset by the transaction fee payable by an Authorized Participant.

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High Portfolio Turnover Risk. The Fund may engage in active and frequent trading of its portfolio investments, which will result in increased transaction costs to the Fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the investments and on reinvestment in other investments. High portfolio turnover may also result in higher taxes when Fund Shares are held in a taxable account. The effects of high portfolio turnover may adversely affect Fund performance.
Data Risk. Given the complexity of the investments and strategies of the Fund, the Adviser relies heavily on quantitative inputs and information and data. Models and data may be used to construct sets of transactions and investments, and to provide risk management insights. If the models and data prove to be incorrect or incomplete, any decisions made in reliance thereon expose the Fund to potential risks.
Active Management Risk.  In managing the Fund’s portfolio, the Adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results. Investment decisions made by the Adviser in seeking to achieve the Fund’s investment objective may cause a decline in the value of the investments held by the Fund and, in turn, cause the Fund’s shares to lose value or underperform other funds with similar investment objectives.
Operational Risk. The Fund is exposed to operational risk arising from a number of factors, including human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or system failures.
Authorized Participant Concentration Risk. The Fund may have a limited number of Authorized Participants, none of which are obligated to engage in creation and/or redemption transactions. To the extent that those Authorized Participants exit the business, or do not process creation and/or redemption orders, there may be a significantly diminished trading market for Shares or Shares may trade like closed-end funds at a discount (or premium) to net asset value and possibly face trading halts and/or de-listing. This can be reflected as a spread between the bid-ask prices for the Fund. The Authorized Participant concentration risk may be heightened with respect to certain types of assets or in cases where Authorized Participants have limited or diminished access to the capital required to post collateral.
No Guarantee of Active Trading Market Risk. There can be no assurance that an active trading market for the Shares will develop or be maintained, as applicable. Further, secondary markets may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods in times of market stress because market makers and Authorized Participants may step away from making a market in the Shares and in executing creation and redemption orders, which could cause a material deviation in the Fund’s market price from its net asset value.
Trading Issues Risk. Trading in shares on the exchange may be halted due to market conditions or for reasons that, in the view of the exchange, make trading in shares inadvisable. In addition, trading in shares on the exchange is subject to trading halts caused by extraordinary market volatility pursuant to the relevant exchange’s “circuit breaker” rules. If a trading halt or unanticipated early close of the exchange occurs, a shareholder may be unable to purchase or sell Shares of the Fund. There can be no assurance that requirements of the exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.
Market Risk. The prices of securities are subject to the risks associated with investing in the securities market, including general economic conditions, sudden and unpredictable drops in value, exchange trading suspensions and closures and public health risks. These risks may be magnified if certain social, political, economic and other conditions and events (such as natural disasters, epidemics and pandemics, terrorism, war or other conflicts, social unrest, recessions, inflation, interest rate changes, supply chain disruptions, embargoes, tariffs, sanctions and other trade barriers) adversely interrupt the global economy; in these and other circumstances, such events or developments might affect companies world-wide. Overall securities values could decline generally or underperform other investments. An investment may lose money.
Fund Shares Trading, Premium/Discount Risk and Liquidity of Fund Shares. The market price of the Shares may fluctuate in response to the Fund’s net asset value, the intraday value of the Fund’s holdings and supply and demand for Shares. Shares may trade above, below, or at their most recent net asset value. Factors including disruptions to creations and redemptions, the existence of market volatility or potential lack of an active trading market for Shares (including through a trading halt), may result in Shares trading at a significant premium or discount to net asset value or to the intraday value of the Fund’s holdings. If a shareholder purchases Shares at a time when the market price is at a premium to the net asset value or sells Shares at a time when the market price is at a discount to the net asset value, the shareholder may pay significantly more or receive significantly less than the underlying value of the Shares. The securities held by the Fund may be traded in markets that close at a different time than the exchange on which the Shares are traded. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when the exchange is open but after the applicable market closing, fixing or settlement times, bid/ask spreads on the exchange and the resulting premium or discount to the Shares’ net asset value may widen. Additionally, in stressed market conditions, the market for the Fund’s Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings and a shareholder may be unable to sell his or her Shares.

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PERFORMANCE
The bar chart that follows shows how the Fund performed for the calendar years shown. The table below the bar chart shows the Fund’s average annual returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by comparing the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the one year, five year, ten year and/or since inception periods, as applicable, compared with the Fund’s benchmark index and a broad-based benchmark index. All returns assume reinvestment of dividends and distributions. The Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.vaneck.com.
Annual Total Returns (%)—Calendar Years

Best Quarter:	14.72%	1Q 2021
Worst Quarter:	-25.77%	1Q 2020
Average Annual Total Returns for the Periods Ended December 31, 2025
The after-tax returns presented in the table below are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	Past One Year	Past Five Years	Since Inception (04/09/2018)
VanEck Real Assets ETF (return before taxes)	27.20%	14.77%	7.95%
VanEck Real Assets ETF (return after taxes on distributions)	26.12%	12.75%	6.58%
VanEck Real Assets ETF (return after taxes on distributions and sale of Fund Shares)	16.21%	10.81%	5.65%
Bloomberg Commodity Index (reflects no deduction for fees, expenses or taxes)	15.77%	10.64%	5.67%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	17.88%	14.42%	15.13%
PORTFOLIO MANAGEMENT
Investment Adviser. Van Eck Absolute Return Advisers Corporation.
Portfolio Managers. The following individuals are primarily and jointly responsible for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser	Date Began Managing the Fund
David Schassler	Portfolio Manager	April 2018
John Lau	Deputy Portfolio Manager	February 2021
PURCHASE AND SALE OF FUND SHARES
For important information about the purchase and sale of Fund Shares, tax information and payments to broker-dealers and other financial intermediaries, please turn to the “Summary Information About Purchases and Sales of Fund Shares, Taxes and Payments to Broker-Dealers and Other Financial Intermediaries” section of this Prospectus.

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SUMMARY INFORMATION ABOUT PURCHASES AND SALES OF FUND SHARES, TAXES AND PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
PURCHASE AND SALE OF FUND SHARES
Individual Shares of the Fund may only be purchased and sold in secondary market transactions through a broker or a dealer at a market price. Shares of the Fund are listed on the Exchange, and because Shares trade at market prices rather than net asset value, Shares of the Fund may trade at a price greater than net asset value (i.e., a “premium”) or less than net asset value (i.e., a “discount”).
An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares of the Fund (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid/ask spread”).
Recent information, including information about the Fund’s net asset value, market price, premiums and discounts, and bid/ask spreads, is included on the Fund’s website at www.vaneck.com.
TAX INFORMATION
The Fund’s distributions (other than return of capital distributions) are taxable and will generally be taxed as both ordinary income and capital gains. As a result of the Fund’s investment strategies, it is expected that distributions by the Fund will generally be taxable as ordinary income.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
The Adviser and its related companies may pay broker-dealers or other financial intermediaries (such as a bank) for the sale of the Fund Shares and related services. These payments may create a conflict of interest by influencing your broker-dealer or other intermediary or its employees or associated persons to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary’s website for more information.

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ADDITIONAL INFORMATION ABOUT THE FUND’S INVESTMENT STRATEGIES AND RISKS
PRINCIPAL INVESTMENT STRATEGIES
The Fund is an actively managed ETF that seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its total assets in equity securities and exchange traded products that provide exposure to real assets. For purposes of this policy, the term “assets” means net assets plus the amount of any borrowings for investment purposes. This is expected to be accomplished through investment in domestic and foreign equity and debt securities, MLPs, and commodities, including ETPs. Real assets include commodities (such as gold), real estate, natural resources and infrastructure, as well as companies that own, operate, or derive a significant portion of their value from real assets or the production thereof. The investments held by the ETPs may include physical assets and equity securities of companies of any market capitalization, debt securities of any credit quality (including high-yield (or “junk”) securities), duration and maturity and emerging market securities. The Fund seeks to maximize “real returns” while seeking to reduce downside risk during sustained market declines. “Real returns” are defined as total returns adjusted for the effects of inflation.
The Adviser uses a proprietary quantitatively driven investment process that considers various inputs to guide asset allocation decisions and select real asset investments. The process uses various quantitative indicators to generate allocation signals among real asset investments. These signals are used as an input to guide which investments to allocate to.
The indicators used in the investment process may include, but are not limited to, equity price trends, commodity price trends, volatility (the measure of variation of returns for a given security or market index), and asset price correlations. The Adviser anticipates that the quantitatively based investment process will evolve over time and may incorporate additional indicators and/or remove or modify existing indicators. The Adviser may adjust the Fund's portfolio allocations, as needed, in response to the signal changes generated from the investment process. The Fund may engage in active and frequent trading of portfolio securities.
The Fund will invest in certain ETPs through the Subsidiary, an exempted limited company organized under the laws of the Cayman Islands. The Subsidiary is wholly owned and controlled by the Fund and is advised by the Adviser. The Fund’s investment in the Subsidiary will generally not exceed 25% of the value of the Fund’s total assets at each quarter-end of the Fund's fiscal year. The Fund's investment in the Subsidiary, via the Subsidiary’s investment in ETPs, generally provides the Fund with exposure to Commodities Instruments within the limits of the federal tax laws, which limit the ability of investment companies like the Fund to invest directly in such instruments. The Subsidiary has the same investment objective as the Fund and will follow the same general investment policies and restrictions except that, unlike the Fund, it may invest, via its investment in ETPs, without limit in Commodities Instruments.
Except as noted, for purposes of this Prospectus, references to the Fund’s investment strategies and risks include those of its Subsidiary. The Fund complies with the provisions of the Investment Company Act of 1940, governing investment policies (Section 8) and capital structure and leverage (Section 18) on an aggregate basis with the Subsidiary. The Subsidiary will comply with the Investment Company Act of 1940 provisions governing affiliate transactions and custody of assets.
FUNDAMENTAL AND NON-FUNDAMENTAL POLICIES
The Fund’s investment objective and each of its other investment policies are non-fundamental policies that may be changed by the Board of Trustees (the “Board of Trustees”) of VanEck ETF Trust (the “Trust”) without shareholder approval, except as noted in this Prospectus or the Statement of Additional Information (“SAI”) under the section entitled “Investment Policies and Restrictions— Investment Restrictions.”
RISKS OF INVESTING IN THE FUND
The following section provides additional information regarding the principal risks identified under “Principal Risks of Investing in the Fund” in the Fund’s “Summary Information” section followed by additional risk information.
Investors in the Fund should be willing to accept a high degree of volatility in the price of the Fund’s Shares and the possibility of significant losses. An investment in the Fund involves a substantial degree of risk. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Therefore, you should consider carefully the following risks before investing in the Fund, each of which could significantly and adversely affect the value of an investment in the Fund.
Fund of Funds Risk. The performance of the Fund may be dependent on the performance of the underlying funds. The Fund may be subject to the risks of the underlying funds’ investments. The Fund will pay indirectly a proportional share of the fees and expenses of the underlying funds in which it invests, including their investment advisory and administration fees, while continuing to pay its own management fee. As a result, the Fund’s shareholders may indirectly bear the expenses of the underlying funds, absorbing duplicative levels of fees.
Affiliated Fund Risk. In managing the Fund, the Adviser has the ability to select underlying funds which it believes will achieve the Fund’s investment objective. The Adviser may be subject to potential conflicts of interest in selecting underlying funds because the Adviser may, due to its own financial interest or other business considerations, have an incentive to invest in funds managed by the Adviser or its affiliates rather than investing in funds managed or sponsored by others.
U.S. Treasury Securities Risk. Direct obligations of the U.S. Treasury have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary.

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Subsidiary Investment Risk. Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary are organized, respectively, could result in the inability of the Fund to operate as intended and could negatively affect the Fund and its shareholders. The Subsidiary is not registered under the Investment Company Act of 1940 and is not subject to the investor protections of the Investment Company Act of 1940. Thus, the Fund, as an investor in the Subsidiary, will not have all the protections offered to investors in registered investment companies.
Commodities and Commodity-Linked Instruments Tax Risk. The tax treatment of commodity-linked derivative instruments may be adversely affected by changes in legislation, regulations or other legally binding authority. If, as a result of any such adverse action, the income of the Fund from certain commodity-linked derivatives were treated as non-qualifying income, the Fund might fail to qualify as a regulated investment company and/or be subject to federal income tax at the Fund level. The uncertainty surrounding the treatment of certain derivative instruments under the qualification tests for a regulated investment company may limit the Fund’s use of such derivative instruments.
The Fund may be required, for federal income tax purposes, to mark-to-market and recognize as income for each taxable year any net unrealized gains and losses on certain futures contracts and option contracts as of the end of the year as well as those actually realized during the year. Gain or loss from futures contracts required to be marked-to-market will be 60% long-term and 40% short-term capital gain or loss if held directly by the Fund, but if held by the Subsidiary, as is expected, such gains will be recognized as ordinary income by the Fund to the extent of the Subsidiary’s annual net earnings if any. Application of this rule may alter the timing and character of distributions to shareholders. The Fund may be required to defer the recognition of losses on futures contracts or certain option contracts to the extent of any unrecognized gains on related positions held by the Fund.
Commodity Regulatory Risk. Changes in the laws or regulations of the United States or the Cayman Islands, including any changes to applicable tax laws and regulations, could impair the ability of the Fund to achieve its investment objective and could increase the operating expenses of the Fund or the Subsidiary. Based on the Fund’s and the Subsidiary’s current investment strategies, the Fund and the Subsidiary are each a “commodity pool” and the Adviser is considered a commodity pool operator with respect to the Fund and the Subsidiary under the Commodity Exchange Act. Accordingly, the Fund and the Adviser are subject to dual regulation by the CFTC and the Securities and Exchange Commission.
Pursuant to certain CFTC regulations, the Fund and the Adviser have elected to meet the requirements of certain CFTC regulations by complying with specific Securities and Exchange Commission rules and regulations relating to disclosure and reporting requirements. The CFTC could deem the Fund or the Adviser in violation of an applicable CFTC regulation if the Fund or the Adviser failed to comply with a related Securities and Exchange Commission regulatory requirement. In addition, the Fund and the Adviser will remain subject to certain CFTC-mandated disclosure, reporting and recordkeeping regulations with respect to the Fund and the Subsidiary. Compliance with the CFTC regulations could increase the Fund’s expenses, adversely affecting the Fund’s total return.
Tax Risk (with respect to investments in the Subsidiary). The Fund must derive at least 90% of its gross income from certain qualifying sources of income in order to qualify as a regulated investment company under the Internal Revenue Code of 1986. The Internal Revenue Service issued a revenue ruling in December 2005, which concluded that income and gains from certain commodity-linked derivatives are not qualifying income under Subchapter M of the Internal Revenue Code of 1986. As a result, the Fund’s ability to invest directly in commodity-linked futures contracts or swaps or in certain exchange-traded trusts that hold commodities as part of its investment strategy is limited by the requirement that it receive no more than ten percent (10%) of its gross income from such investments. However, in Revenue Ruling 2006-31, the Internal Revenue Service indicated that income from alternative investment instruments that create commodity exposure may be considered qualifying income under the Internal Revenue Code of 1986. The Internal Revenue Service subsequently issued private letter rulings to other taxpayers in which the Internal Revenue Service specifically concluded that that income derived from a fund’s investment in a controlled foreign corporation also will constitute qualifying income to the fund, even if the controlled foreign corporation itself owns commodity-linked futures contracts or swaps. A private letter ruling cannot be used or cited as precedent and is binding on the Internal Revenue Service only for the taxpayer that receives it. The Fund has not obtained a ruling from the Internal Revenue Service with respect to its investments or its structure. In the absence of such a ruling, the Fund expects to invest its assets in the Subsidiary, consistent with applicable law and the advice of counsel, in a manner that should permit the Fund to treat income allocable from the Subsidiary as qualifying income. The Internal Revenue Service will no longer issue private letter rulings relating to the tax treatment of income generated by investments in a subsidiary. The U.S. Department of the Treasury has issued regulations that treat a fund’s income inclusion with respect to an investment in a non-U.S. company generating investment income as qualifying income if there is a current-year distribution out of the earnings and profits of the non-U.S. company that are attributable to such income inclusion or if the income from the Subsidiary is related to the Fund's business of investing. The Fund intends to treat its income from the Subsidiary as qualifying income. There can be no assurance that the Internal Revenue Service will not change its position with respect to some or all of these issues or if the Internal Revenue Service did so, that a court would not sustain the Internal Revenue Service’s position. Furthermore, the tax treatment of the Fund’s investments in the Subsidiary may be adversely affected by future legislation, court decisions, future Internal Revenue Service guidance or Treasury regulations. If the Internal Revenue Service were to change its position or otherwise determine that income derived from the Fund’s investment in the Subsidiary does not constitute qualifying income and if such positions were upheld, or if future legislation, court decisions, future Internal Revenue Service guidance or Treasury regulations were to adversely affect the tax treatment of such investments, the Fund might cease to qualify as a regulated

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investment company and would be required to reduce its exposure to such investments which could result in difficulty in implementing its investment strategy. If the Fund did not qualify as a regulated investment company for any taxable year, the Fund’s taxable income would be subject to tax at the Fund level at the regular corporate tax rate (without reduction for distributions to shareholders) and to a further tax at the shareholder level when such income is distributed. In such event, in order to re-qualify for taxation as a regulated investment company, the Fund may be required to recognize unrealized gains, pay substantial taxes and interest and make certain distributions.
Real Assets Risks. The Fund may be subject to the following risks as a result of its investments in real assets:
Commodities Risk. Commodities include, among other things, energy products, agricultural products, industrial metals, precious metals and livestock. The commodities markets may fluctuate widely based on a variety of factors, including overall market movements, economic events and policies, changes in interest rates or inflation rates, changes in monetary and exchange control programs, war, acts of terrorism, natural disasters and technological developments. Variables such as disease, drought, floods, weather, trade, embargoes, tariffs and other political events, in particular, may have a larger impact on commodity prices than on traditional securities. These additional variables may create additional investment risks that subject the Fund’s investments in commodities to greater volatility than investments in traditional securities. The prices of commodities can also fluctuate widely due to supply and demand disruptions in major producing or consuming regions. Because certain commodities may be produced in a limited number of countries and may be controlled by a small number of producers, political, economic and supply-related events in such countries could have a disproportionate impact on the prices of such commodities. These factors may affect the value of an investment in varying ways, and different factors may cause the value and the volatility of an investment to move in inconsistent directions at inconsistent rates.
Risk of Investing in Gold. Investments related to gold are considered speculative and are affected by a variety of factors. The price of gold may fluctuate substantially over short periods of time and may be more volatile than other types of investments. Fluctuation in the price of gold may be due to a number of factors, including changes in inflation and changes in industrial and commercial demand for metals. Additionally, increased environmental or labor costs may depress the value of gold investments. In times of significant inflation or great economic uncertainty, gold and other precious metals may outperform traditional investments such as bonds and stocks. However, in times of stable economic growth, traditional equity and debt investments could offer greater appreciation potential and the value of gold and other precious metals may be adversely affected, which could in turn affect the returns of an investment in gold. A significant portion of the world’s gold reserves are held by governments, central banks and related institutions. The production, purchase and sale of gold by governments or central banks or other larger holders can be negatively affected by various economic, financial, social and political factors, which may be unpredictable and may have a significant adverse impact on the supply and price of gold. Additionally, the United States or foreign governments may pass laws or regulations limiting metal investments for strategic or other policy reasons. The principal supplies of metal industries also may be concentrated in a small number of countries and regions. Economic, social and political conditions in those countries that are the largest producers of gold may have a direct negative effect on the production and marketing of gold and silver and on sales of central bank gold holdings. The price of gold also can be significantly adversely affected by events relating to international political developments, the success of exploration projects, commodity prices, factors that impact gold production, such as drought, floods and weather conditions, technological advances in the processing and mining of gold, an increase in the hedging of precious metals, such as gold, tax and government regulations and intervention (including government restrictions on private ownership of gold and mining land), changes expectations regarding inflation in various countries and investment speculation.
Risk of Investing in Natural Resources Companies. The Fund may be sensitive to, and its performance may depend to a greater extent on, the overall condition of natural resources companies. Investments in natural resources and natural resources companies, which include companies engaged in agriculture, alternatives (e.g., water and alternative energy), base and industrial metals, energy, forest products and precious metals, can be significantly affected by events relating to these industries, including international political and economic developments, embargoes, tariffs, inflation, weather and natural disasters, livestock diseases, limits on exploration, often rapid changes in the supply and demand for natural resources and other factors. The Fund’s investments may experience substantial price fluctuations as a result of these factors, and may move independently of the trends of other operating companies. Companies engaged in the industries listed above may be adversely affected by changes in government policies and regulations, technological advances and/or obsolescence, environmental damage claims, energy conservation efforts, the success of exploration projects, limitations on the liquidity of certain natural resources and commodities and competition from new market entrants. Political risks and the other risks to which foreign securities are subject may also affect domestic natural resource companies if they have significant operations or investments in foreign countries. Changes in general economic conditions, including commodity price volatility, changes in exchange rates, imposition of import controls, rising interest rates, prices of raw materials and other commodities, depletion of resources and labor relations, could adversely affect the Fund’s investments.
Risk of Investing in MLPs. MLP units may trade infrequently and in limited volume. Investments in MLPs could also expose the Fund or an ETP in which the Fund invests to volatility risk, because units of MLPs may be subject to more abrupt or erratic price movements than securities of larger or more broadly based companies. Holders of MLP units are

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subject to certain risks inherent in the structure of MLPs, including (i) tax risks (described further below), (ii) the limited ability to elect or remove management or the general partner or managing member, (iii) limited voting rights, (iv) conflicts of interest between the general partner or managing member and its affiliates and the limited partners or members, (v) dilution risks and risks related to the general partner’s right to require unitholders to sell their common units at an undesirable time or price, resulting from regulatory changes or other reasons and (vi) cash flow risks, as described below. Holders of units of MLPs have more limited control rights and limited rights to vote on matters affecting the MLP as compared to holders of stock of a corporation. For example, MLP unit holders may not elect the general partner or the directors of the general partner and the MLP unit holders have limited ability to remove an MLP’s general partner. MLPs are controlled by their general partners, which generally have conflicts of interest and limited fiduciary duties to the MLP, which may permit the general partner to favor its own interests over the MLPs. The amount of cash that each individual MLP can distribute to its partners will depend on the amount of cash it generates from operations, which will vary from quarter to quarter depending on factors affecting the particular business lines of the MLP. Available cash will also depend on the MLPs’ level of operating costs (including incentive distributions to the general partner), level of capital expenditures, debt service requirements, acquisition costs (if any), fluctuations in working capital needs and other factors.
Some MLPs may be treated as “passive foreign investment companies” or “controlled foreign corporations” or corporations for U.S. federal income tax purposes. The manner and extent of the Fund’s or an ETP’s investments in MLPs may be limited by its intention to qualify as a regulated investment company under the Internal Revenue Code of 1986 (which would increase the risk of tracking error), and any such investments by the Fund or the ETP may adversely affect the ability of the Fund or the ETP to so qualify. If any of the MLPs owned by the Fund or an ETP were treated as entities other than partnerships for U.S. federal income tax purposes, it could result in a reduction of the value of an investment in the Fund or the ETP.
Risk of Investing in the Real Estate Sector. Companies in the real estate sector include companies that invest in real estate, such as real estate investment trusts and real estate management and development companies. Companies that invest in real estate are subject to the risks of owning real estate directly as well as to risks that relate specifically to the way that such companies operate, including management risk (such companies are dependent upon the management skills of a few key individuals and may have limited financial resources). Adverse economic, business or political developments affecting real estate could have a major effect on the value of the Fund’s investments. Investing in real estate is subject to such risks as decreases in real estate values, overbuilding, increased competition and other risks related to local or general economic conditions, increases in operating costs and property taxes, changes in zoning laws, casualty or condemnation losses, possible environmental liabilities, regulatory limitations on rent, possible lack of availability of mortgage financing, market saturation, fluctuations in rental income and the value of underlying properties and extended vacancies of properties. Certain real estate securities have a relatively small market capitalization, which may tend to increase the volatility of the market price of these securities. Real estate securities have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. Real estate securities are also subject to heavy cash flow dependency and defaults by borrowers or tenants.
Infrastructure Risk. Infrastructure-related companies are subject to a variety of factors that may adversely affect their business or operations including high interest costs, costs associated with compliance with and changes in environmental and other regulations, difficulty in raising capital in adequate amounts on reasonable terms in periods of high inflation and unsettled markets, the effects of surplus capacity, increased competition from other providers of services, and uncertainty concerning the availability of fuel at reasonable prices, the effects of energy conservation policies, and other factors. Additionally, infrastructure-related entities may be subject to regulation by various governmental authorities and may also be affected by governmental regulation of rates charged to customers, government budgetary constraints, service interruption due to environmental, operational or other mishaps and the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards. Other factors that may affect the operations of infrastructure-related companies include innovations in technology that could render the way in which a company delivers a product or service obsolete, significant changes to the number of ultimate end- users of a company’s products, increased susceptibility to terrorist acts or political actions, risks of environmental damage due to a company’s operations or an accident, and general changes in market sentiment towards infrastructure and utilities assets. Infrastructure-related securities may be issued by companies that are highly leveraged, less creditworthy or financially distressed (also known as junk bonds). These investments are considered to be speculative and are subject to greater risk of loss, greater sensitivity to interest rate and economic changes, valuation difficulties, and potential illiquidity.
Commodity Instruments Liquidity Risk. The Subsidiary invests in ETPs that invest in Commodities Instruments, which may be less liquid than other types of investments. The illiquidity of Commodities Instruments could have a negative effect on the Fund’s ability to achieve its investment objective and may result in losses to Fund shareholders. In stressed market conditions, the liquidity of the Fund’s shares may begin to mirror those of the underlying portfolio holdings, which can be significantly less liquid than the Fund’s shares.
Equity Securities Risk. The value of the equity securities, including those held by an ETP may fall due to general market and economic conditions, perceptions regarding the markets in which the issuers of securities participate, or factors relating to specific issuers. For example, an adverse event, such as an unfavorable earnings report, may result in a decline in the value of equity securities of an issuer held by an ETP; the price of the equity securities of an issuer may be

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particularly sensitive to general movements in the securities markets; or a drop in the securities markets may depress the price of most or all of the equities securities held by an ETP. In addition, the equity securities of an issuer in an ETP’s portfolio may decline in price if the issuer fails to make anticipated dividend payments. Equity securities are subordinated to preferred securities and debt in a company’s capital structure with respect to priority in right to a share of corporate income, and therefore will be subject to greater dividend risk than preferred securities or debt instruments. In addition, while broad market measures of equity securities have historically generated higher average returns than fixed income securities, equity securities have generally also experienced significantly more volatility in those returns, although under certain market conditions fixed income securities may have comparable or greater price volatility.
Small- and Medium-Capitalization Companies Risk. An ETP may invest in small- and/or medium- capitalization companies and, therefore may be subject to certain risks associated with small- and medium-capitalization companies. These companies are often subject to less analyst coverage and may be in early and less predictable periods of their corporate existences, with little or no record of profitability. In addition, these companies often have greater price volatility, lower trading volume and less liquidity than larger more established companies. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources and less competitive strength than large-capitalization companies. Returns on investments in securities of small- and medium-capitalization companies could trail the returns on investments in securities of larger companies.
Foreign Securities Risk. Investments in securities of foreign issuers involve risks beyond those associated with investments in U.S. securities. These additional risks include greater market volatility, the availability of less reliable financial information, less stringent investor protections and disclosure standards, higher transactional and custody costs, taxation by foreign governments, decreased market liquidity and political instability. Because certain foreign securities markets may be limited in size, the activity of large traders may have an undue influence on the prices of securities that trade in such markets. The Fund may have exposure to issuers located in countries whose economies are heavily dependent upon trading with key partners. Any reduction in this trading may have an adverse impact on the Fund’s investments. Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments (including regional and global, military or other conflicts), the imposition of economic sanctions against a particular country or countries, organizations, companies, entities and/or individuals, changes in international trading patterns, trade barriers (including tariffs) and other protectionist or retaliatory measures. Investments in foreign markets may also be adversely affected by governmental interventions or other actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. The cost of investing in foreign securities, including brokerage commissions and custodial expenses, can be higher than the cost of investing in domestic securities. Foreign market trading hours, clearance and settlement procedures, and holiday schedules may limit the Fund’s or an ETP's ability to buy and sell securities.
Certain foreign markets that have historically been considered relatively stable may become volatile in response to changed conditions or new developments. Increased interconnectivity of world economies and financial markets increases the possibility that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions. Because the Fund or an ETP may invest in securities denominated in foreign currencies and some of the income received by the Fund or an ETP may be in foreign currency, changes in currency exchange rates may negatively impact the Fund’s or the ETP’s return. To the extent the Fund or an ETP invests in emerging market countries, risks of investing in such countries are greater than risks associated with investments in foreign developed countries.
Foreign issuers are often subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping than are U.S. issuers, and therefore, not all material information may be available or reliable. Securities exchanges or foreign governments may adopt rules or regulations that may negatively impact the Fund or an ETP’s ability to invest in foreign securities or may prevent the Fund or an ETP from repatriating its investments.
The Fund or an ETP may also invest in depositary receipts which involve similar risks to those associated with investments in foreign securities. In addition, the Fund or an ETP may not receive shareholder communications or be permitted to vote the securities that it holds, as the issuers may be under no legal obligation to distribute shareholder communications.
The United States and other nations or international organizations may impose economic sanctions or take other actions that may adversely affect issuers of specific countries. Economic sanctions could, among other things, effectively restrict or eliminate the Fund’s or an ETP’s ability to purchase or sell securities or groups of securities for a substantial period of time, and may make the Fund’s or an ETP’s investments in such securities harder to value. These sanctions, any future sanctions or other actions, or even the threat of further sanctions or other actions, may negatively affect the value and liquidity of the Fund or an ETP.
Also, certain issuers located in foreign countries in which an the Fund or an ETP invests may operate in, or have dealings with, countries subject to sanctions and/or embargoes imposed by the U.S. Government and the United Nations and/or countries identified by the U.S. Government as state sponsors of terrorism. As a result, an issuer may sustain damage to its reputation if it is identified as an issuer which operates in, or has dealings with, such countries. The Fund or ETP, as an investor in such issuers, will be indirectly subject to those risks.

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Risk of Investing in Emerging Market Issuers. Investments in securities of emerging market issuers are exposed to a number of risks that may make these investments volatile in price or difficult to trade. Emerging markets are more likely than developed markets to experience problems with the clearing and settling of trades, as well as the holding of securities by local banks, agents and depositories. Political risks may include unstable governments, expropriation, nationalization and/or confiscation of asset or property, restrictions on foreign ownership, laws that prevent investors from getting their money out of a country and legal systems that do not protect property rights as well as the laws of the United States. Market risks may include economies that concentrate in only a few industries, securities issues that are held by only a few investors, liquidity issues and limited trading capacity in local exchanges and the possibility that markets or issues may be manipulated by foreign nationals who have inside information. The frequency, availability and quality of financial information about investments in emerging markets varies. The Fund has limited rights and few practical remedies in emerging markets and the ability of U.S. authorities to bring enforcement actions in emerging markets may be limited.
Credit Risk. Bonds are subject to credit risk. Credit risk refers to the possibility that the issuer or guarantor of a security will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt or to otherwise honor its obligations and/or default completely. Bonds are subject to varying degrees of credit risk, depending on the issuer’s financial condition and on the terms of the securities, which may be reflected in credit ratings. There is a possibility that the credit rating of a bond may be downgraded after purchase or the perception of an issuer’s creditworthiness may decline, which may adversely affect the value of the security. An ETP may hold securities that are insured by a bond issuer. A downgrade of the credit rating of such bond issuer may cause the value of the insured security to decline. Lower credit quality may also affect liquidity and make it difficult for the ETP to sell the security.
Foreign Currency Risk. Because all or a portion of the income received by the Fund or an ETP in which the Fund invests from its foreign investments and/or the revenues received by the foreign issuer will generally be denominated in foreign currencies, changes in the value of foreign currencies versus the U.S. dollar may result in reduced returns for the Fund or an ETP, and the value of certain foreign currencies may be subject to a high degree of fluctuation. The Fund or an ETP may also incur costs in connection with conversions between U.S. dollars and foreign currencies. The value of certain emerging market countries may be subject to a high degree of fluctuation. This fluctuation may be due to changes in interest rates, investors’ expectations concerning inflation and interest rates, the emerging market country’s debt levels and trade deficit, the effects of monetary policies issued by the United States, foreign governments, central banks or supranational entities, the imposition of currency controls or other national or global political or economic developments. For example, certain emerging market countries have experienced economic challenges and liquidity issues with respect to their currency. The economies of certain emerging market countries can be significantly affected by currency devaluations. Certain emerging market countries may also have managed currencies which are maintained at artificial levels relative to the U.S. dollar rather than at levels determined by the market. This type of system could lead to sudden and large adjustments in the currency, which in turn, may have a negative effect on the Fund or an ETP and their investments.
Interest Rate Risk. Debt securities, such as bonds, are also subject to interest rate risk. Interest rate risk refers to fluctuations in the value of a security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most debt securities go down. When the general level of interest rates goes down, the prices of most debt securities go up, but the yield or income from new issuances of debt securities generally decreases. Fluctuations in interest rates may also affect the liquidity of and income generated by debt securities held by the ETP. Many factors can cause interest rates to rise, including central bank monetary policy, rising inflation rates and general economic conditions. A low interest rate environment increases the risk associated with rising interest rates, including the potential for periods of volatility and increased redemptions.
Measures taken by the Federal Reserve Board may affect the money supply and as a result of these measures. Such measures may occur at any time based on a range of factors and may be sudden, frequent and significant. As a result of these measures, an ETP may face a heightened interest rate risk.
In addition, debt securities with longer durations tend to be more sensitive to interest rate changes, usually making them more volatile than debt securities with shorter durations. To the extent an ETP invests a substantial portion of its assets in debt securities with longer-term maturities, rising interest rates may cause the value of an ETP’s investments to decline significantly.
Factors including central bank monetary policy, rising inflation rates, and changes in general economic conditions may cause interest rates to rise, which could cause the value of the ETP’s investments to decline. Governmental authorities and regulators may enact significant fiscal and monetary policy changes, including providing direct capital infusions into companies, creating new monetary programs and lowering interest rates considerably. These actions present heightened risks to debt instruments, and such risks could be even further heightened if these actions are unexpectedly or suddenly reversed or are ineffective in achieving their desired outcomes.
Call Risk. An ETP may invest in callable debt securities. If interest rates fall, issuers of callable securities may “call” (or prepay) their debt securities before their maturity date. If the issuer exercises a call during or following a period of declining interest rates, the ETP is likely to have to replace the called security with a lower yielding security or riskier

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security, decreasing the ETP’s net investment income. An ETP also may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss.
Concentration Risk. Certain equity security or ETP investments by the Fund may be concentrated in a particular sector or sectors or industry or group of industries. To the extent that the Fund’s assets are concentrated in a particular sector or sectors or industry or group of industries, the Fund will be subject to the risk that economic, political or other conditions that have a negative effect on those sectors and/or industry or groups of industries may negatively impact the Fund to a greater extent than if the Fund’s assets were invested in a wider variety of sectors or industries.
Derivatives Risk. The use of derivatives, including Commodities Instruments, presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying security, commodity, asset, index or reference rate. Derivative strategies often involve leverage, which may exaggerate a loss, potentially causing the Fund or an ETP to lose more money than it would have lost had it invested in the underlying security. Also, a liquid secondary market may not always exist for the Fund’s or an ETP’s derivative positions at times when the Fund or ETP might wish to terminate or sell such positions. Over-the-counter instruments may be illiquid, and transactions in derivatives traded in the over-the-counter market are subject to counterparty risk. The Fund or an ETP may also face the risk that it may not be able to meet margin and payment requirements and maintain a derivatives position. The use of derivatives by the Fund or an ETP may increase the amount and affect the timing and character of taxes payable by shareholders of the Fund or the ETP (like the Fund), respectively.
Under Rule 18f-4 (the “derivatives rule”), funds need to trade derivatives and other transactions that create future fund payment or delivery obligations subject to a value-at-risk (“VaR”) leverage limit, and certain derivatives risk management program and reporting requirements. Generally, these requirements apply unless a fund qualifies as a “limited derivatives user,” as defined in the derivatives rule. Under the derivatives rule, when a fund trades reverse repurchase agreements or similar financing transactions, including certain tender option bonds, it needs to aggregate the amount of indebtedness associated with the reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness when calculating the fund’s asset coverage ratio or treat all such transactions as derivatives transactions. Reverse repurchase agreements or similar financing transactions aggregated with other indebtedness do not need to be included in the calculation of whether a fund is a limited derivatives user, but for funds subject to the VaR testing, reverse repurchase agreements and similar financing transactions must be included for purposes of such testing whether treated as derivatives transactions or not. The Securities and Exchange Commission also provided guidance in connection with the derivatives rule regarding use of securities lending collateral that may limit a fund's securities lending activities. In addition, under the derivatives rule, the Fund is permitted to invest in a security on a when-issued or forward-settling basis, or with a non-standard settlement cycle, and the transaction will be deemed not to involve a senior security under the Investment Company Act of 1940, provided that (i) the Fund intends to physically settle the transaction and (ii) the transaction will settle within 35 days of its trade date (the “Delayed-Settlement Securities Provision”). The Fund may otherwise engage in such transactions that do not meet the conditions of the Delayed-Settlement Securities Provision so long as the Fund treats any such transaction as a “derivatives transaction” for purposes of compliance with the derivatives rule. Furthermore, under the derivatives rule, the Fund will be permitted to enter into an unfunded commitment agreement, and such unfunded commitment agreement will not be subject to the asset coverage requirements under the Investment Company Act of 1940, if the Fund reasonably believes, at the time it enters into such agreement, that it will have sufficient cash and cash equivalents to meet its obligations with respect to all such agreements as they come due.
Derivatives are also subject to operational and legal risks. Operational risk generally refers to risk related to potential operational issues, including documentation issues, settlement issues, system failures, inadequate controls, and human errors. Legal risk generally refers to insufficient documentation, insufficient capacity or authority of counterparty, or legality or enforceability of a contract.
Gap Risk. The Fund and the Subsidiary are subject to the risk that a commodity price will fluctuate even during periods when there is no trading. Usually, such movements occur when there are adverse news announcements, which can cause a commodity price to drop substantially from the previous day’s closing price.
Cash Transactions Risk. Unlike other ETFs, the Fund expects to effect its creations and redemptions at least partially for cash, rather than wholly for in-kind securities. Because the Fund currently intends to effect all or a portion of redemptions for cash, rather than in-kind distributions, it may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds, which involves transaction costs that the Fund may not have incurred had it effected redemptions entirely in-kind. These costs may include brokerage costs and/or taxable gains or losses, which may be imposed on the Fund and decrease the Fund’s net asset value to the extent such costs are not offset by a transaction fee payable by an Authorized Participant. If the Fund recognizes a gain on these sales, this generally will cause the Fund to recognize a gain it might not otherwise have recognized if it were to distribute portfolio securities in-kind, or to recognize such gain sooner than would otherwise be required. As a result, an investment in the Fund may be less tax-efficient than an investment in a more conventional ETF. Other ETFs generally are able to make in-kind redemptions and avoid realizing gains in connection with transactions designed to raise cash to meet redemption requests. The Fund generally intends to distribute these gains to shareholders to avoid being taxed on this gain at the Fund level and otherwise comply with the special tax rules that apply to it.

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This strategy may cause shareholders to be subject to tax on gains they would not otherwise be subject to, or at an earlier date than, if they had made an investment in a different ETF. Additionally, transactions may have to be carried out over several days if the securities market is relatively illiquid and may involve considerable transaction fees and taxes.
High Portfolio Turnover Risk. The Fund may engage in active and frequent trading of its portfolio investments, which will result in increased transaction costs to the Fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the investments and on reinvestment in other investments. High portfolio turnover may also result in higher taxes when Fund Shares are held in a taxable account. The effects of high portfolio turnover may adversely affect Fund performance.
Data Risk. Given the complexity of the investments and strategies of the Fund, the Adviser relies heavily on quantitative inputs and information and data. Models and data may be used to construct sets of transactions and investments, and to provide risk management insights. If the models and data prove to be incorrect or incomplete, any decisions made in reliance thereon expose the Fund to potential risks.
Active Management Risk.  In managing the Fund’s portfolio, the Adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results. Investment decisions made by the Adviser in seeking to achieve the Fund’s investment objective may cause a decline in the value of the investments held by the Fund and, in turn, cause the Fund’s shares to lose value or underperform other funds with similar investment objectives.
Operational Risk. The Fund is exposed to operational risk arising from a number of factors, including human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or system failures.
Authorized Participant Concentration Risk. The Fund may have a limited number of Authorized Participants, none of which are obligated to engage in creation and/or redemption transactions. To the extent that those Authorized Participants exit the business, or do not process creation and/or redemption orders, there may be a significantly diminished trading market for Shares or Shares may trade like closed-end funds at a discount (or premium) to net asset value and possibly face trading halts and/or de-listing. This can be reflected as a spread between the bid-ask prices for the Fund. The Authorized Participant concentration risk may be heightened with respect to certain types of assets or in cases where Authorized Participants have limited or diminished access to the capital required to post collateral.
No Guarantee of Active Trading Market Risk. There can be no assurance that an active trading market for the Shares will develop or be maintained, as applicable. Further, secondary markets may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods in times of market stress because market makers and Authorized Participants may step away from making a market in the Shares and in executing creation and redemption orders, which could cause a material deviation in the Fund’s market price from its net asset value.
Van Eck Securities Corporation, the distributor of the Shares, does not maintain a secondary market in the Shares. Investors purchasing and selling Shares in the secondary market may not experience investment results consistent with those experienced by those Authorized Participants creating and redeeming directly with the Fund.
Decisions by market makers or Authorized Participants to reduce their role or “step away” from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying value of the Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Fund Shares trading at a price which differs materially from net asset value and also in greater than normal intraday bid/ask spreads for Fund Shares.
Trading Issues Risk. Trading in shares on the exchange may be halted due to market conditions or for reasons that, in the view of the exchange, make trading in shares inadvisable. In addition, trading in shares on the exchange is subject to trading halts caused by extraordinary market volatility pursuant to the relevant exchange’s “circuit breaker” rules. If a trading halt or unanticipated early close of the exchange occurs, a shareholder may be unable to purchase or sell Shares of the Fund. There can be no assurance that requirements of the exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.
Market Risk. The prices of securities are subject to the risks associated with investing in the securities market, including general economic conditions, sudden and unpredictable drops in value, exchange trading suspensions and closures and public health risks. These risks may be magnified if certain social, political, economic and other conditions and events (such as natural disasters, epidemics and pandemics, terrorism, war or other conflicts, social unrest, recessions, inflation, interest rate changes, supply chain disruptions, embargoes, tariffs, sanctions and other trade barriers) adversely interrupt the global economy; in these and other circumstances, such events or developments might affect companies world-wide. Overall securities values could decline generally or underperform other investments. An investment may lose money.
Shareholder Risk. Certain shareholders, including other funds advised by the Adviser, may from time to time own a substantial amount of the Fund’s Shares. In addition, a third-party investor, the Adviser or an affiliate of the Adviser, an Authorized Participant, a market maker, or another entity may invest in the Fund and hold its investment for a limited period of time. There can be no assurance that any large shareholder would not redeem (through an Authorized Participant) its

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investment. Redemptions by shareholders (through an Authorized Participant) could have a negative impact on the Fund. In addition, transactions by large shareholders may account for a large percentage of the trading volume on the exchange and may, therefore, have a material effect on the market price of the Shares.
Fund Shares Trading, Premium/Discount Risk and Liquidity of Fund Shares. Disruptions to creations and redemptions, the existence of market volatility or potential lack of an active trading market for Shares (including through a trading halt), as well as other factors, may result in Shares trading at a significant premium or discount to net asset value or to the intraday value of the Fund’s holdings. The net asset value of the Shares will fluctuate with changes in the market value of the Fund’s securities holdings. The market price of Shares may fluctuate, in some cases materially, in accordance with changes in net asset value and the intraday value of the Fund’s holdings, as well as supply and demand on the Exchange. Shares may trade below, at or above their net asset value. While the creation/redemption feature is designed to make it likely that Shares normally will trade close to the value of the Fund’s holdings, market prices are not expected to correlate exactly to the Fund’s net asset value due to timing reasons, supply and demand imbalances and other factors. The price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares may be closely related to, but not necessarily identical to, the same forces influencing the prices of the securities of the Fund’s portfolio of investments trading individually or in the aggregate at any point in time. If a shareholder purchases Shares at a time when the market price is at a premium to the net asset value or sells Shares at a time when the market price is at a discount to the net asset value, the shareholder may pay significantly more or receive significantly less than the underlying value of the Shares that were bought or sold or the shareholder may be unable to sell his or her Shares. Any of these factors, discussed above and further below, may lead to the Shares trading at a premium or discount to the Fund’s net asset value. In addition, because certain of the Fund’s underlying securities may trade on exchanges that are closed when the exchange that Shares of the Fund trade on is open, there are likely to be deviations between the expected value of an underlying security and the closing security’s price (i.e., the last quote from its closed foreign market) resulting in premiums or discounts to net asset value that may be greater than those experienced by other ETFs. In addition, the securities held by the Fund may be traded in markets that close at a different time than the Exchange. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when the Exchange is open but after the applicable market closing, fixing or settlement times, bid/ask spreads and the resulting premium or discount to the Shares’ net asset value may widen. Additionally, in stressed market conditions, the market for the Fund’s Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings.
When you buy or sell Shares of the Fund through a broker, you will likely incur a brokerage commission or other charges imposed by brokers. In addition, the market price of Shares, like the price of any exchange-traded security, includes a bid/ask spread charged by the market makers or other participants that trade the particular security. The spread of the Fund’s Shares varies over time based on the Fund’s trading volume and market liquidity and may increase if the Fund’s trading volume, the spread of the Fund’s underlying securities, or market liquidity decrease. In times of severe market disruption, including when trading of the Fund’s holdings may be halted, the bid/ask spread may increase significantly. This means that Shares may trade at a discount to the Fund’s net asset value, and the discount is likely to be greatest during significant market volatility.
ADDITIONAL NON-PRINCIPAL INVESTMENT STRATEGIES
The Fund may also invest in securities issued by other investment companies, equity securities, fixed income securities and money market instruments, including repurchase agreements or other funds which invest exclusively in money market instruments. For temporary defensive purposes, the Fund may invest without limit in money market instruments, including repurchase agreements or other funds which invest exclusively in money market instruments. The Fund may also pursue temporary defensive positions in anticipation of or in an attempt to respond to adverse market, economic, political or other conditions. Such a position could have the effect of reducing any benefit the Fund may receive from a market increase. When the Fund utilizes a temporary defensive strategy, it may not achieve its investment objective.
BORROWING MONEY
The Fund may borrow money from a bank up to a limit of one-third of the market value of its assets. The Fund has entered into a credit facility to borrow money for temporary, emergency or other purposes, including the funding of shareholder redemption requests, trade settlements and as necessary to distribute to shareholders any income required to maintain the Fund’s status as a regulated investment company. To the extent that the Fund borrows money, it may be leveraged. Leveraging generally exaggerates the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio securities. Leverage generally has the effect of increasing the amount of loss or gain the Fund might realize, and may increase volatility in the value of the Fund’s investments.
LENDING PORTFOLIO SECURITIES
The Fund may lend its portfolio securities to brokers, dealers and other financial institutions desiring to borrow securities to complete transactions and for other purposes. In connection with such loans, the Fund receives cash, U.S. government securities and stand-by letters of credit not issued by the Fund's bank lending agent equal to at least 102% of the value of the portfolio securities being loaned. This collateral is marked-to-market on a daily basis. Although the Fund will receive collateral in connection with all loans of its securities holdings, the Fund would be exposed to a risk of loss should a borrower fail to return the borrowed securities (e.g., the Fund would have to buy replacement securities and the loaned securities may have appreciated beyond the value of the collateral held by the Fund) or become insolvent. The Fund may pay fees to the party arranging the loan of securities. In addition, the Fund will bear the risk that it may lose money because the borrower of the

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loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of any cash collateral or in the value of investments made with the cash collateral. These events could trigger adverse tax consequences for the Fund. Substitute payments for dividends received by the Fund for securities loaned out by the Fund will not be considered qualified dividend income.
ADDITIONAL NON-PRINCIPAL RISKS
Futures Risk. Futures contracts generally provide for the future sale by one party and purchase by another party of a specified instrument, index or commodity at a specified future time and at a specified price. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. The prices of futures can be highly volatile and using futures can increase the volatility of the Fund’s net asset value and/or lower total return. Additionally, as a result of the low collateral deposits normally involved in futures trading, a relatively small movement in the price or value of a futures transaction may result in substantial losses to the Fund, and the potential loss from futures can exceed the Fund’s initial investment in such contracts. Futures contracts involve the risk of mispricing or improper valuation and the risk that changes in the value of a futures contract may not correlate perfectly with the underlying indicator. Even a well-conceived futures transaction may be unsuccessful due to market events. Price movements are influenced by, among other things, changing supply and demand relationships; climate; government agricultural, trade, fiscal, monetary and exchange control programs and policies; national and international political and economic events; crop diseases; the purchasing and marketing programs of different nations; and changes in interest rates. In addition, governments from time to time intervene, directly and by regulation, in certain markets, particularly those in currencies. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in the futures contract. A liquid secondary market may not always exist for the Fund’s futures contract positions at any time.
Borrowing and Leverage Risk. To the extent that the Fund borrows money or utilizes certain derivatives, it may be leveraged. Leveraging generally exaggerates the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio securities. The Fund is required to comply with the derivatives rule when it engages in transactions that create future Fund payment or delivery obligations.
Investment Restrictions Risk. The Fund is subject to the conditions set forth in certain provisions of the Investment Company Act of 1940 and Securities and Exchange Commission regulations thereunder that limit the amount that the Fund and its affiliates, in the aggregate, can invest in the outstanding voting securities of an unaffiliated investment company or business development company. The Fund and its affiliates may not actively acquire “control” of an investment company or business development company, which is presumed once ownership of an investment company’s outstanding voting securities exceeds 25%. Also, to comply with provisions of the Investment Company Act of 1940 and regulations thereunder, the Adviser may be required to vote shares of an investment company or business development company in the same general proportion as shares held by other shareholders of the investment company or business development company.

PORTFOLIO HOLDINGS
A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund's SAI.

MANAGEMENT OF THE FUND
Board of Trustees. The Board of Trustees of the Trust has responsibility for the general oversight of the management of the Fund, including general supervision of the Adviser and other service providers, but is not involved in the day-to-day management of the Trust. A list of the Trustees and the Trust officers, and their present positions and principal occupations, is provided in the Fund's SAI.
Investment Adviser. Under the terms of an investment management agreement between the Trust and Van Eck Absolute Return Advisers Corporation with respect to the Fund (the “Investment Management Agreement”), Van Eck Absolute Return Advisers Corporation will serve as the adviser to the Fund and, subject to the supervision of the Board of Trustees, will be responsible for the day-to-day investment management of the Fund. The Adviser has been an investment adviser since 1995 and also acts as adviser or sub-adviser to mutual funds, other ETFs, other pooled investment vehicles and separate accounts. The Adviser is a wholly-owned subsidiary of Van Eck Associates Corporation (“VEAC”). As of December 31, 2025, VEAC managed approximately $181.37 billion in assets. VEAC has been an investment adviser since 1955 and also acts as adviser or sub-adviser to mutual funds, other ETFs, other pooled investment vehicles and separate accounts. The Adviser’s principal business address is 666 Third Avenue, 9th Floor, New York, New York 10017. A discussion regarding the Board of Trustees’ approval of the Investment Management Agreement is available in the Trust’s filing on Form N-CSR for the period ending September 30, 2025.
For the services provided to the Fund under the Investment Management Agreement, the Fund will pay the Adviser monthly fees based on a percentage of the Fund’s average daily net assets at the annual rate of 0.50%. For purposes of calculating the

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fees for the Fund, the net assets of the Fund include the value of the Fund’s interest in the Subsidiary. Pursuant to a management agreement between the Adviser and the Subsidiary (the “Subsidiary Investment Management Agreement”), the Adviser will receive certain fees for managing the Subsidiary’s assets and the Adviser will waive or credit such amounts against the fees payable to the Adviser by the Fund. From time to time, the Adviser may waive all or a portion of its fee. Until at least February 1, 2028, the Adviser has agreed to waive fees and/or reimburse Fund expenses (inclusive of any Subsidiary expenses) to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, trading expenses, taxes and extraordinary expenses of the Fund) from exceeding 0.55% of its average daily net assets per year.
The Fund is responsible for all of its expenses, including the investment advisory fees, costs of transfer agency, custody, legal, audit and other services, interest, taxes, any distribution fees or expenses, offering fees or expenses and extraordinary expenses.
Manager of Managers Structure. The Adviser and the Trust may rely on an exemptive order (the “Order”) from the Securities and Exchange Commission that permits the Adviser to enter into investment sub-advisory agreements with unaffiliated sub-advisers without obtaining shareholder approval. The Adviser, subject to the review and approval of the Board of Trustees, may select one or more sub- advisers for the Fund and supervise, monitor and evaluate the performance of each sub-adviser.
The Order also permits the Adviser, subject to the approval of the Board of Trustees, to replace sub-advisers and amend investment sub-advisory agreements, including applicable fee arrangements, without shareholder approval whenever the Adviser and the Board of Trustees believe such action will benefit the Fund and its shareholders. The Adviser thus would have the responsibility (subject to the oversight of the Board of Trustees) to recommend the hiring and replacement of sub-advisers as well as the discretion to terminate any sub-adviser and reallocate the Fund’s assets for management among any other sub-adviser(s) and itself. This means that the Adviser would be able to reduce the sub-advisory fees and retain a larger portion of the management fee, or increase the sub-advisory fees and retain a smaller portion of the management fee. The Adviser would compensate each sub-adviser out of its management fee.
Administrator, Custodian and Transfer Agent. Van Eck Absolute Return Advisers Corporation is the administrator for the Fund (the “Administrator”), and State Street Bank and Trust Company is the custodian of the Fund’s assets and provides transfer agency and fund accounting services to the Fund. The Administrator is responsible for certain clerical, recordkeeping and/or bookkeeping services which are required to be provided pursuant to the Investment Management Agreement.
Distributor. Van Eck Securities Corporation is the distributor (“Distributor”) of the Shares. The Distributor will not distribute Shares in less than a specified number of Shares, each called a “Creation Unit,” and does not maintain a secondary market in the Shares. The Shares are traded in the secondary market.

PORTFOLIO MANAGERS
The portfolio managers who currently share joint responsibility for the day-to-day management of the Fund’s portfolio are David Schassler and John Lau.
Mr. Schassler has been employed by the Adviser as a portfolio manager since May 2016, a deputy portfolio manager from 2015 to 2016 and a director of manager research from 2012 to 2015. Mr. Schassler graduated from the State University of New York College at Cortland in 2003 with a Bachelor of Arts and from the NYU Stern School of Business in 2012 with a Masters of Business Administration.
Mr. Lau is deputy portfolio manager of the Fund. He has been employed with the Adviser since 2007 and has over 10 years’ experience in the financial markets. Mr. Lau received his BS in Business Administration, with a concentration in Financial Analysis from the State University of New York at Buffalo.
See the Fund’s SAI for additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and their respective ownership of Shares.

SHAREHOLDER INFORMATION
DETERMINATION OF NAV
The net asset value ("NAV") per Share for the Fund is computed by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of Shares outstanding. Expenses and fees, including the management fee, are accrued daily and taken into account for purposes of determining NAV. The NAV of the Fund is determined each business day as of the close of trading (ordinarily 4:00 p.m., Eastern time) on the New York Stock Exchange.

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The values of the Fund’s portfolio securities are based on the securities’ closing prices on the markets on which the securities trade, when available. Due to the time differences between the United States and certain countries in which the Fund invests, securities on these exchanges may not trade at times when Shares of the Fund will trade. In the absence of a last reported sales price, or if no sales were reported, and for other assets for which market quotes are not readily available, values may be based on quotes obtained from a quotation reporting system, established market makers or by an outside independent pricing service. Debt instruments with remaining maturities of more than 60 days are valued at the evaluated mean price provided by an outside independent pricing service. If an outside independent pricing service is unable to provide a valuation, the instrument is valued at the mean of the highest bid and the lowest asked quotes obtained from one or more brokers or dealers selected by the Adviser. Prices obtained by an outside independent pricing service may use information provided by market makers or estimates of market values obtained from yield data related to investments or securities with similar characteristics and may use a computerized grid matrix of securities and its evaluations in determining what it believes is the fair value of the portfolio securities. Short-term debt instruments having a maturity of 60 days or less are valued at amortized cost. Any assets or liabilities denominated in currencies other than the U.S. dollar are converted into U.S. dollars at the current market rates on the date of valuation as quoted by one or more sources. If a market quotation for a security or other asset is not readily available or the Adviser believes it does not otherwise accurately reflect the market value of the security or asset at the time the Fund calculates its NAV, the security or asset will be fair valued by the Adviser in accordance with the Trust’s valuation policies and procedures approved by the Board of Trustees. The Fund may also use fair value pricing in a variety of circumstances, including but not limited to, situations when the value of a security in the Fund’s portfolio has been materially affected by events occurring after the close of the market on which the security is principally traded (such as a corporate action or other news that may materially affect the price of a security) or trading in a security has been suspended or halted. In addition, the Fund currently expects that it will fair value certain of the foreign equity securities held by the Fund, if any, each day the Fund calculates its NAV, except those securities principally traded on exchanges that close at the same time the Fund calculates its NAV.
Accordingly, the Fund’s NAV may reflect certain portfolio securities’ fair values rather than their market prices at the time the exchanges on which they principally trade close. Fair value pricing involves subjective judgments and it is possible that a fair value determination for a security or other asset is materially different than the value that could be realized upon the sale of such security or asset. With respect to securities that are principally traded on foreign exchanges, the value of the Fund’s portfolio securities may change on days when you will not be able to purchase or sell your Shares.
INTRADAY VALUE
The trading prices of the Fund’s Shares in the secondary market generally differ from the Fund’s daily NAV and are affected by market forces such as the supply of and demand for Fund Shares and underlying securities held by the Fund, economic conditions and other factors. Information regarding the intraday value of the Fund’s Shares (“IIV”) may be disseminated throughout each trading day by the Exchange or by market data vendors or other information providers. The IIV is based on the current market value of the securities and/or cash required to be deposited in exchange for a Creation Unit. The IIV does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time or the best possible valuation of the current portfolio. Therefore, the IIV should not be viewed as a “real-time” update of the Fund’s NAV, which is computed only once a day. The IIV is generally determined by using current market quotations and/or price quotations obtained from broker-dealers and other market intermediaries that may trade in the portfolio securities held by the Fund and valuations based on current market rates. The Fund is not involved in, or responsible for, the calculation or dissemination of the IIV and makes no warranty as to its accuracy.
RULE 144A AND OTHER UNREGISTERED SECURITIES
An Authorized Participant (i.e., a person eligible to place orders with the Distributor to create or redeem Creation Units of a Fund) that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the Securities Act of 1933, as amended (the “Securities Act”), will not be able to receive, as part of a redemption, restricted securities eligible for resale under Rule 144A or other unregistered securities.
BUYING AND SELLING EXCHANGE-TRADED SHARES
The Shares of the Fund are listed on the Exchange. If you buy or sell Shares in the secondary market, you will incur customary brokerage commissions and charges and may pay some or all of the “spread,” which is any difference between the bid price and the ask price. The spread varies over time for the Fund’s Shares based on the Fund’s trading volume and market liquidity, and is generally lower if the Fund has high trading volume and market liquidity, and generally higher if the Fund has little trading volume and market liquidity (which is often the case for funds that are newly launched or small in size). In times of severe market disruption or low trading volume in the Fund’s Shares, this spread can increase significantly. It is anticipated that the Shares will trade in the secondary market at prices that may differ to varying degrees from the NAV of the Shares. During periods of disruptions to creations and redemptions or the existence of extreme market volatility, the market prices of Shares are more likely to differ significantly from the Shares’ NAV.
The Depository Trust Company (“DTC”) serves as securities depository for the Shares. (The Shares may be held only in book- entry form; stock certificates will not be issued.) DTC, or its nominee, is the record or registered owner of all outstanding Shares. Beneficial ownership of Shares will be shown on the records of DTC or its participants (described below). Beneficial owners of Shares are not entitled to have Shares registered in their names, will not receive or be entitled to receive physical delivery of certificates in definitive form and are not considered the registered holder thereof. Accordingly, to exercise any

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rights of a holder of Shares, each beneficial owner must rely on the procedures of: (i) DTC; (ii) “DTC Participants,” i.e., securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC; and (iii) “Indirect Participants,” i.e., brokers, dealers, banks and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly, through which such beneficial owner holds its interests. The Trust understands that under existing industry practice, in the event the Trust requests any action of holders of Shares, or a beneficial owner desires to take any action that DTC, as the record owner of all outstanding Shares, is entitled to take, DTC would authorize the DTC Participants to take such action and that the DTC Participants would authorize the Indirect Participants and beneficial owners acting through such DTC Participants to take such action and would otherwise act upon the instructions of beneficial owners owning through them. As described above, the Trust recognizes DTC or its nominee as the owner of all Shares for all purposes. For more information, see the section entitled “Book Entry Only System” in the Fund’s SAI.
The Exchange is open for trading Monday through Friday and is closed on weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Because non-U.S. exchanges may be open on days when the Fund does not price its Shares, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s Shares.
The right of redemption by an Authorized Participant may be suspended or the date of payment postponed (1) for any period during which the Exchange is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the Exchange is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the Shares of the Fund or determination of its NAV is not reasonably practicable; or (4) in such other circumstance as is permitted by the Securities and Exchange Commission.
Market Timing and Related Matters. The Fund imposes no restrictions on the frequency of purchases and redemptions. Frequent purchases and redemptions of Fund Shares may attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of the Fund’s portfolio securities after the close of the primary markets for the Fund’s portfolio securities and the reflection of that change in the Fund’s NAV (“market timing”). The Board of Trustees considered the nature of the Fund (i.e., a fund whose shares are expected to trade intraday), that the Adviser monitors the trading activity of Authorized Participants for patterns of abusive trading, that the Fund reserves the right to reject orders that may be disruptive to the management of or otherwise not in the Fund's best interests, and that the Fund may fair value certain of its securities. Given this structure, the Board of Trustees determined that it is not necessary to impose restrictions on the frequency of purchases and redemptions for the Fund at the present time.
DISTRIBUTIONS
Net Investment Income and Capital Gains. As a shareholder of the Fund, you are entitled to your share of the Fund’s distributions of net investment income and net realized capital gains on its investments. The Fund pays out substantially all of its net earnings to its shareholders as “distributions.”
The Fund typically earns income dividends from ETPs and stocks and may earn interest from debt securities. These amounts, net of expenses, are typically passed along to Fund shareholders as dividends from net investment income. The Fund realizes capital gains or losses whenever it sells securities. Any net realized long-term capital gains they are anticipated, are distributed to shareholders as “capital gain distributions.” Distributions from the Fund’s net investment income, including net short-term capital gains, if any, are taxable to you as ordinary income. Any long-term capital gains distributions you receive from the Fund are taxable as long-term capital gains.
Net investment income, if any, is typically distributed to shareholders at least annually, and net realized capital gains, if any, are typically distributed annually. Dividends may be declared and paid more frequently to comply with the distribution requirements of the Internal Revenue Code of 1986. In addition, in situations where the Fund acquires investment securities after the beginning of a dividend period, the Fund may elect to distribute at least annually amounts representing the full dividend yield net of expenses on the underlying investment securities, as if the Fund owned the underlying investment securities for the entire dividend period. If the Fund so elects, some portion of each distribution may result in a return of capital, which, for tax purposes, is treated as a return of your investment in Shares. You will be notified regarding the portion of the distribution which represents a return of capital.
Distributions in cash may be reinvested automatically in additional Shares of the Fund only if the broker through which you purchased Shares makes such option available.
TAX INFORMATION
As with any investment, you should consider how your Fund investment will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in the Fund, including the possible application of foreign, state and local taxes. Unless your investment in the Fund is through a tax-exempt entity or tax-deferred retirement account, such as a 401(k) plan, you need to be aware of the possible tax consequences when: (i) the Fund makes distributions, (ii) you sell Shares in the secondary market or (iii) you create or redeem Creation Units.

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Taxes on Distributions. As noted above, the Fund expects to distribute net investment income, if any, at least annually, and any net realized long-term or short-term capital gains, if any, annually. As a result of the Fund’s investment strategies, it is expected that any distributions by the Fund will be taxable as ordinary income and capital gains. The Fund may also pay a special distribution at any time to comply with U.S. federal tax requirements.
In general, your distributions are subject to U.S. federal income tax when they are paid, whether you take them in cash or reinvest them in the Fund. Distributions from the Fund’s net investment income, including net short-term gains, if any, are taxable to you as ordinary income. Whether distributions of capital gains represent long-term or short-term capital gains is determined by how long the Fund owned the investments that generated them, rather than how long you have owned your Shares. Distributions of net short-term capital gains in excess of net long–term capital losses, if any, are generally taxable as ordinary income. Distributions of net long-term capital gains in excess of net short-term capital losses, if any, that are properly reported as capital gain dividends are generally taxable as long-term capital gains. Long-term capital gains of a non-corporate shareholder are generally taxable at a maximum rate of 15% or 20%, depending on whether the shareholder’s income exceeds certain threshold amounts.
The Fund may receive dividends, the distribution of which the Fund may report as qualified dividends. In the event that the Fund receives such a dividend and reports the distribution of such dividend as a qualified dividend, the dividend may be taxed at the maximum capital gains rates of 15% or 20%, provided holding period and other requirements are met at both the shareholder and the Fund level. Given the investment strategies of the Fund, it is not anticipated that a significant portion of the Fund’s distributions will be eligible to be reported as qualified dividends.
Distributions in excess of the Fund’s current and accumulated earnings and profits are treated as a tax-free return of your investment to the extent of your basis in the Shares, and generally as capital gain thereafter. A return of capital, which for tax purposes is treated as a return of your investment, reduces your basis in Shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition of Shares. A distribution will reduce the Fund’s NAV per Share and may be taxable to you as ordinary income or capital gain even though, from an economic standpoint, the distribution may constitute a return of capital.
Dividends, interest and gains from non-U.S. investments of the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may, in some cases, reduce or eliminate such taxes.
If more than 50% of the Fund’s total assets at the end of its taxable year consist of foreign securities or if at least 50% of the value of the Fund’s total assets at the close of each quarter end is represented by interests in RICs, the Fund may elect to “pass through” to its investors certain foreign income taxes paid by the Fund, with the result that each investor will (i) include in gross income, as an additional dividend, even though not actually received, the investor’s pro rata share of the Fund’s foreign income taxes, and (ii) either deduct (in calculating U.S. taxable income) or credit (in calculating U.S. federal income), subject to certain holding period and other limitations, the investor’s pro rata share of the Fund’s foreign income taxes.
The Fund may make investments in companies classified as passive foreign investment companies (“PFICs”) for U.S. federal income tax purposes. Investments in PFICs are subject to special tax rules which may result in adverse tax consequences to the Fund and its shareholders. The Fund generally intends to elect to “mark to market” these investments at the end of each taxable year. By making this election, the Fund will recognize as ordinary income any increase in the value of such shares as of the close of the taxable year over their adjusted basis and as ordinary loss any decrease in such investment (but only to the extent of prior income from such investment under the mark to market rules). Gains realized with respect to a disposition of a PFIC that the Fund has elected to mark to market will be ordinary income. By making the mark to market election, the Fund may recognize income in excess of the distributions that it receives from its investments. Accordingly, a Fund may need to borrow money or dispose of some of its investments in order to meet its distribution requirements. If the Fund does not make the mark to market election with respect to an investment in a PFIC, the Fund could become subject to U.S. federal income tax with respect to certain distributions from, and gain on the dispositions of, the PFIC which cannot be avoided by distributing such amounts to the Fund’s shareholders.
Backup Withholding. The Fund may be required to withhold a percentage of your distributions and proceeds if you have not provided a taxpayer identification number or social security number or otherwise established a basis for exemption from backup withholding. The backup withholding rate for individuals is currently 24%. This is not an additional tax and may be refunded, or credited against your U.S. federal income tax liability, provided certain required information is timely furnished to the Internal Revenue Service.
Taxes on the Sale or Cash Redemption of Exchange Listed Shares. Currently, any capital gain or loss realized upon a sale of Shares is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as a short-term capital gain or loss if held for one year or less. However, any capital loss on a sale of Shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such Shares. The ability to deduct capital losses may be limited. To the extent that a shareholder’s Shares are redeemed for cash, this is normally treated as a sale for tax purposes.
Taxes on Creations and Redemptions of Creation Units. A person who exchanges securities for Creation Units generally will recognize a gain or loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the

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time of exchange and the sum of the exchanger’s aggregate basis in the securities surrendered and the amount of any cash paid for such Creation Units. A person who exchanges Creation Units for securities will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the sum of the aggregate market value of the securities received. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of primarily securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Persons exchanging securities for Creation Units or redeeming Creation Units should consult their own tax adviser with respect to whether wash sale rules apply and when a loss might be deductible and the tax treatment of any creation or redemption transaction. Under current U.S. federal income tax laws, any capital gain or loss realized upon a redemption (or creation) of Creation Units held as capital assets is generally treated as long-term capital gain or loss if the Shares (or securities surrendered) have been held for more than one year and as a short-term capital gain or loss if the Shares (or securities surrendered) have been held for one year or less.
If you create or redeem Creation Units, you will be sent a confirmation statement showing how many Shares you created or sold and at what price.
Investment in the Subsidiary and Commodity-linked Investments. The Fund must derive at least 90% of its gross income from certain qualifying sources of income in order to qualify as a RIC under the Internal Revenue Code of 1986. The Internal Revenue Service issued a revenue ruling in December 2005 which concluded that income and gains from certain commodity-linked derivatives are not qualifying income under Subchapter M of the Internal Revenue Code of 1986. As a result, the Fund’s ability to invest directly in commodity-linked futures contracts or swaps or in certain exchange-traded trusts that hold commodities as part of its investment strategy is limited by the requirement that it receive no more than ten percent (10%) of its gross income from such investments.
The Internal Revenue Service has issued private letter rulings to other taxpayers in which the Internal Revenue Service specifically concluded that income derived from a fund’s investment in a CFC also will constitute qualifying income to the fund, even if the CFC itself owns commodity-linked futures contracts or swaps. A private letter ruling cannot be used or cited as precedent and is binding on the Internal Revenue Service only for the taxpayer that receives it. The Fund has not obtained a ruling from the Internal Revenue Service with respect to its investments or its structure.
The Internal Revenue Service no longer issues private letter rulings relating to the tax treatment of income and gains generated by investments in commodity index-linked notes and income generated by investments in a subsidiary. The Internal Revenue Service regulations generally treat a fund’s income inclusion with respect to an investment in a non-U.S. company generating investment income as qualifying income if there is a current-year distribution of the earnings and profits of the non-U.S. company that are attributable to such income inclusion or if the income inclusion is related to a fund's business of investing.
The Fund intends to treat its income from the Subsidiary as qualifying income. There can be no assurance that the Internal Revenue Service will not change its position with respect to some or all of these issues or if the Internal Revenue Service did so, that a court would not sustain the Internal Revenue Service’s position. Furthermore, the tax treatment of the Fund’s investments in the Subsidiary may be adversely affected by future legislation, court decisions, future Internal Revenue Service guidance or Treasury regulations.
If the Internal Revenue Service were to change its position or otherwise determine that income derived from the Fund’s investment in the Subsidiary does not constitute qualifying income and if such positions were upheld, or if future legislation, court decisions, future Internal Revenue Service guidance or Treasury regulations were to adversely affect the tax treatment of such investments, the Fund might cease to qualify as a RIC and would be required to reduce its exposure to such investments which could result in difficulty in implementing its investment strategy. If the Fund did not qualify as a RIC for any taxable year, the Fund’s taxable income would be subject to tax at the Fund level at the regular corporate tax rate (without reduction for distributions to shareholders) and to a further tax at the shareholder level when such income is distributed. In such event, in order to re-qualify for taxation as a RIC, the Fund may be required to recognize unrealized gains, pay substantial taxes and interest and make certain distributions.
Medicare Tax. An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund Shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.
Non-U.S. Shareholders. Dividends paid by the Fund to non-U.S. shareholders are generally subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty to the extent derived from investment income and short-term capital gains. Dividends paid by the Fund from net tax-exempt income or long-term capital gains are generally not subject to such withholding tax. Properly-reported dividends are generally exempt from U.S. federal withholding tax where they (i) are paid in respect of the Fund’s “qualified net interest income” (generally, the Fund’s U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Fund is at least a 10% shareholder, reduced by expenses that are allocable to such income); or (ii) are paid in respect of the Fund’s “qualified short-term capital gains” (generally, the excess of the Fund’s net short-term capital gain over the Fund’s long-term capital loss for such taxable year). However, depending on its circumstances, the Fund may report all, some or none of its potentially eligible

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dividends as such qualified net interest income or as qualified short-term capital gains and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding.
As part of the Foreign Account Tax Compliance Act, (“FATCA”), the Fund may be required to withhold 30% tax on certain types of U.S. sourced income (e.g., dividends, interest, and other types of passive income) paid to (i) foreign financial institutions (“FFIs”), including non-U.S. investment funds, unless they agree to collect and disclose to the Internal Revenue Service information regarding their direct and indirect U.S. account holders and (ii) certain nonfinancial foreign entities (“NFFEs”), unless they certify certain information regarding their direct and indirect U.S. owners. To avoid possible withholding, FFIs will need to enter into agreements with the Internal Revenue Service which state that they will provide the Internal Revenue Service information, including the names, account numbers and balances, addresses and taxpayer identification numbers of U.S. account holders and comply with due diligence procedures with respect to the identification of U.S. accounts as well as agree to withhold tax on certain types of withholdable payments made to non-compliant foreign financial institutions or to applicable foreign account holders who fail to provide the required information to the Internal Revenue Service, or similar account information and required documentation to a local revenue authority, should an applicable intergovernmental agreement be implemented. NFFEs will need to provide certain information regarding each substantial U.S. owner or certifications of no substantial U.S. ownership, unless certain exceptions apply, or agree to provide certain information to the Internal Revenue Service.
While some parts of the FATCA rules have not been finalized, the Fund may be subject to the FATCA withholding obligation, and also will be required to perform due diligence reviews to classify foreign entity investors for FATCA purposes. Investors are required to agree to provide information necessary to allow the Fund to comply with the FATCA rules. If the Fund is required to withhold amounts from payments pursuant to FATCA, investors will receive distributions that are reduced by such withholding amounts.
Non-U.S. shareholders are advised to consult their tax advisors with respect to the particular tax consequences to them of an investment in the Fund, including the possible applicability of the U.S. estate tax.
The foregoing discussion summarizes some of the consequences under current U.S. federal income tax law of an investment in the Fund. It is not a substitute for personal tax advice. Consult your own tax advisor about the potential tax consequences of an investment in the Fund under all applicable tax laws.
Changes in applicable tax authority could materially affect the conclusions discussed above and could adversely affect the Fund, and such changes often occur.

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FINANCIAL HIGHLIGHTS
The financial highlights table which follows is intended to help you understand the Fund’s financial performance for the past five years or as indicated. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the fiscal years ended September 30, 2022, September 30, 2023, September 30, 2024 and September 30, 2025 has been audited by PricewaterhouseCoopers LLP, the Trust's independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Fund’s filing on Form N-CSR, which is available upon request. The information for periods prior to the fiscal year ended September 30, 2022 was audited by another independent registered public accounting firm.

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For a share outstanding throughout each year:

	Real Assets ETF(a)
	Year Ended September 30,
	2025	2024	2023	2022	2021

Net asset value, beginning of year	$28.95	$25.36	$22.79	$25.47	$20.15
Net investment income (b)	0.46	1.06	0.37	0.92	0.14
Net realized and unrealized gain (loss) on investments	5.53	3.47	2.58	(1.44)	6.57
Total from investment operations	5.99	4.53	2.95	(0.52)	6.71
Distributions from:
Net investment income	(0.54)	(0.94)	(0.38)	(2.16)	(1.39)
Net asset value, end of year	$34.40	$28.95	$25.36	$22.79	$25.47
Total return (c)	21.15%	18.35%	12.95%	(2.71)%	34.11%

Ratios to average net assets
Gross expenses (d)	0.59%	0.64%	0.61%	0.63%	1.60%
Net expenses (d)	0.39%	0.44%	0.42%	0.51%	0.56%
Net expenses excluding interest and taxes (d)	0.39%	0.44%	0.42%	0.51%	0.55%
Net investment income (d)	1.51%	4.01%	1.48%	3.56%	0.58%
Supplemental data
Net assets, end of year (in millions)	$175	$77	$91	$131	$17
Portfolio turnover rate (e)	11%	47%	70%	32%	76%

(a) Consolidated Financial Highlights
(b) Calculated based upon average shares outstanding
(c) Returns are not annualized and include adjustments required by U.S. Generally Accepted Accounting Principles and may differ from net asset values and performance reported elsewhere by the Fund.
(d) The ratios presented do not reflect the Fund’s proportionate share of income and expenses from the Fund’s investment in underlying funds.
(e) Portfolio turnover rate is not annualized and excludes in-kind transactions.

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PREMIUM/DISCOUNT INFORMATION
Information regarding how often the closing trading price of the Shares of the Fund was above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund for the most recently completed calendar year and the most recently completed calendar quarter(s) since that year (or the life of the Fund, if shorter) can be found at www.vaneck.com.

GENERAL INFORMATION
CONTINUOUS OFFERING
The method by which Creation Units are created and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Trust on an ongoing basis, a “distribution,” as such term is used in the Securities Act, may occur at any point. Broker dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery and liability provisions of the Securities Act.
For example, a broker dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent Shares, and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.
Broker dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary trading transactions), and thus dealing with Shares that are part of an “unsold allotment” within the meaning of Section 4(a)(3)(C) of the Securities Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. This is because the prospectus delivery exemption in Section 4(a)(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the Investment Company Act of 1940. As a result, broker dealer firms should note that dealers who are not underwriters but are participating in a distribution (as contrasted with ordinary secondary market transactions) and thus dealing with the Shares that are part of an overallotment within the meaning of Section 4(a)(3)(A) of the Securities Act would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. Firms that incur a prospectus delivery obligation with respect to Shares are reminded that, under Rule 153 of the Securities Act, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on the Exchange is satisfied by the fact that the prospectus is available at the Exchange upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.
In addition, certain affiliates of the Fund and the Adviser may purchase and resell Fund shares pursuant to this Prospectus.
OTHER INFORMATION
The Trust was organized as a Delaware statutory trust on March 15, 2001. Its Declaration of Trust currently permits the Trust to issue an unlimited number of Shares of beneficial interest. If shareholders are required to vote on any matters, each Share outstanding would be entitled to one vote. Annual meetings of shareholders will not be held except as required by the Investment Company Act of 1940 and other applicable law. See the Fund's SAI for more information concerning the Trust’s form of organization. Section 12(d)(1) of the Investment Company Act of 1940 restricts investments by investment companies in the securities of other investment companies, including Shares of the Fund. Registered investment companies are not permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1).
The Prospectus, SAI and any other Fund communication do not create any contractual obligations between the Fund’s shareholders and the Trust, the Fund, the Adviser and/or the Trustees. Further, shareholders are not intended third-party beneficiaries of any contracts entered into by (or on behalf of) the Fund, including contracts with the Adviser or other parties who provide services to the Fund.
Dechert LLP serves as counsel to the Trust, including the Fund. PricewaterhouseCoopers LLP serves as the Trust’s independent registered public accounting firm and audits the Fund’s financial statements annually.

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ADDITIONAL INFORMATION
This Prospectus does not contain all the information included in the Registration Statement filed with the Securities and Exchange Commission with respect to the Fund’s Shares. The Fund’s Registration Statement, including this Prospectus, the Fund’s SAI and the exhibits are available on the EDGAR database at the Securities and Exchange Commission’s website (http://www.sec.gov), and copies may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.
The SAI for the Fund, which has been filed with the Securities and Exchange Commission, provides more information about the Fund. The SAI for the Fund dated February 1, 2025, as may be supplemented from time to time, is incorporated herein by reference and is legally part of this Prospectus.
Shareholder inquiries may be directed to the Fund in writing to 666 Third Avenue, 9th Floor, New York, New York 10017 or by calling 800.826.2333.
The Fund’s SAI is available at www.vaneck.com.
(Investment Company Act file no. 811-10325)

800.826.2333 | vaneck.com	31

For more detailed information about the Fund, see the SAI dated, February 1, 2026, as may be supplemented from time to time.
Additional information about the Fund’s investments is or will be available in the Fund’s annual and semi-annual reports to shareholders and in Form N-CSR. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. In Form N-CSR, you will find the Fund’s annual and semi-annual financial statements.
Call VanEck at 800.826.2333 or write to the Fund at Van Eck Securities Corporation, the Fund’s Distributor, at 666 Third Avenue, 9th Floor, New York, New York 10017 to request, free of charge, the annual or semi-annual reports, the SAI, the Fund’s financial statements or other information about the Fund or to make shareholder inquiries. You may also obtain the SAI, the Fund’s financial statements or the Fund’s annual or semi-annual reports, when available, by visiting the VanEck website at www.vaneck.com.
Reports and other information about the Fund are available on the EDGAR Database on the SEC’s internet site at http://www.sec.gov. In addition, copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

Transfer Agent: State Street Bank and Trust Company SEC Registration Number: 333-123257 1940 Act Registration Number: 811-10325 RAAXPRO	800.826.2333 | vaneck.com
(07/2026)